GMO Series Trust

Filed pursuant to Rule 497(e)
File Nos. 333-174627 and 811-22564

Prospectus

August 31, 2013,

as revised March 12, 2014

Multi-Asset Class Series Funds
■ Benchmark-Free Allocation Series Fund
Class R4:	—
Class R5:	—
Class R6:	GBMRX
■ Global Asset Allocation Series Fund
Class R4:	—
Class R5:	—
Class R6:	GATRX

Equity Series Funds
■ Global Equity Allocation Series Fund
Class R4:	—
Class R5:	—
Class R6:	GGASX
■ International Equity Allocation Series Fund
Class R4:	—
Class R5:	GEAUX
Class R6:	GEARX
■ International Developed Equity Allocation Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ Foreign Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ U.S. Core Equity Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ Emerging Countries Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ Quality Series Fund
Class R4:	—
Class R5:	—
Class R6:	—

Fixed Income Series Funds
■ International Bond Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ Core Plus Bond Series Fund
Class R4:	—
Class R5:	—
Class R6:	—
■ Emerging Country Debt Series Fund
Class R4:	—
Class R5:	—
Class R6:	—

Grantham, Mayo, Van Otterloo & Co. LLC

40 Rowes Wharf • Boston, Massachusetts 02110

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. Shares of the Funds are not available for purchase in Montana, Nebraska, or Oklahoma.

FUND CODES	inside back cover

ADDITIONAL INFORMATION	back cover
SHAREHOLDER INQUIRIES	back cover
DISTRIBUTOR	back cover

i

[This page intentionally left blank.]

ii

  GMO BENCHMARK-FREE ALLOCATION SERIES FUND

Investment objective

Positive total return not “relative” return.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.11%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.11%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.21%	0.21%	0.21%
Acquired fund fees and expenses[6]	0.10%	0.10%	0.10%
Total annual fund operating expenses	1.21%	1.06%	0.96%
Expense reimbursement[7]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.20%	1.05%	0.95%

1 These amounts are paid to and retained by GMO Benchmark-Free Allocation Fund (“BFAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The amounts represent an estimate based on the operating expenses incurred during the Fund’s initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and BFAF.

3 The amount reflects the management fee paid by BFAF. The Fund does not charge a management fee, but indirectly bears the management fee paid by BFAF.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 These indirect expenses include net expenses borne by BFAF as a result of its investment in underlying funds. These expenses represent approximately 0.01% of net indirect operating expenses, less than 0.01% of interest expense and 0.08% of purchase premium and redemption fees paid by BFAF to the underlying funds.

7 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both BFAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years
Class R4	$145	$522	$133	$510
Class R5	$129	$476	$118	$464
Class R6	$119	$445	$108	$433

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (from January 24, 2013 to April 30, 2013), the Fund’s portfolio turnover rate (excluding short-term investments) was 0% of the average value of its portfolio.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Benchmark-Free Allocation Fund (“BFAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of BFAF. References to the Fund may refer to actions undertaken by the Fund or BFAF. The Fund’s investment adviser, GMO, is also the investment adviser to BFAF.

  GMO BENCHMARK-FREE ALLOCATION SERIES FUND

The Manager seeks to achieve the Fund’s investment objective by investing in asset classes (e.g., non-U.S. equity, U.S. equity, emerging country equity, emerging country debt, non-U.S. fixed income, U.S. fixed income, real estate, and commodities) that the Manager believes offer the most attractive return and risk opportunities. The Manager uses multi-year forecasts of returns and risk for asset classes to determine the Fund’s allocations. The factors considered and investment methods used by the Manager can change over time.

The Fund is structured as a fund of funds and gains its investment exposures primarily by investing in GMO Implementation Fund (“Implementation Fund”). In addition, the Fund may invest in other GMO Funds (together with Implementation Fund, the “underlying Funds”), principally GMO Alpha Only Fund, GMO Debt Opportunities Fund, GMO Alternative Asset Opportunity Fund, and GMO Emerging Country Debt Fund. Implementation Fund is permitted to invest in any asset class. The Fund also may invest in securities or derivatives directly.

The Fund seeks annualized excess returns of 5% (net of fees) above the Consumer Price Index, with annualized volatility of 5-10%, over a complete market cycle. The Manager does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

The Fund is permitted to invest (through Implementation Fund, another underlying Fund or directly) in any asset class, country, or sector and at times may have substantial exposure to a single asset class, country, or sector. In addition, the Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization. The Fund may have indirect exposure to derivatives and short sales through its investment in Implementation Fund and the other underlying Funds. The Manager’s ability to shift investments within Implementation Fund and between it and the other underlying Funds is not subject to any limits.

Prior to January 1, 2012, BFAF served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. Beginning on January 1, 2012, BFAF has been managed as a standalone investment.

The Fund also may invest in GMO U.S. Treasury Fund, another GMO Fund, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in BFAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through BFAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of BFAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in BFAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of BFAF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results (including the annualized excess returns the Fund seeks above the Consumer Price Index). The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations. The Fund is also subject to risk because GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than

  GMO BENCHMARK-FREE ALLOCATION SERIES FUND

similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in BFAF and the underlying Funds in which it invests, including the risk that BFAF and those underlying Funds will not perform as expected.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•

Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

  GMO BENCHMARK-FREE ALLOCATION SERIES FUND

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI World Index, the Barclays U.S. Treasury Inflation Notes: 1-10 Year Index, and the Consumer Price Index. The Fund commenced operations on January 24, 2013, subsequent to the periods shown in the bar chart and table below. Returns prior to the date the Fund commenced operations are those of BFAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The returns shown for periods prior to January 1, 2012 are for Class III shares of BFAF under BFAF’s prior fee arrangement. Under BFAF’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower. The effect of purchase premiums and redemption fees paid by the Fund to BFAF are not reflected in the bar chart or table below for periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 9.10% (2Q2009)

Lowest Quarter: – 6.98% (4Q2008)

Year-to-Date (as of 6/30/13): 3.74%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				7/23/03	*
Return Before Taxes	9.67%	4.80%	N/A	10.58%
Return After Taxes on Distributions	9.52%	3.28%	N/A	8.54%
Return After Taxes on Distributions and Sale of Fund Shares	6.42%	3.23%	N/A	8.27%
Class R5
Return Before Taxes	9.84%	4.96%	N/A	10.74%
Class R6
Return Before Taxes	9.95%	5.06%	N/A	10.85%
MSCI World Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	15.83%	– 1.18%	N/A	6.59%
Barclays U.S. Treasury Inflation Notes: 1-10 Year Index (reflects no deduction for fees, expenses, or taxes)	5.04%	5.64%	N/A	5.58%
Consumer Price Index (reflects no deduction for fees, expenses, or taxes)	1.87%	1.81%	N/A	2.45%

* Inception date for BFAF (Class III shares).

  GMO BENCHMARK-FREE ALLOCATION SERIES FUND

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO GLOBAL ASSET ALLOCATION SERIES FUND

Investment objective

Total return greater than that of its benchmark, the GMO Global Asset Allocation Index, an internally maintained index computed by GMO, consisting of 65% MSCI ACWI and 35% Barclays U.S. Aggregate Index.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.11%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.11%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.05%	0.05%	0.05%
Acquired fund fees and expenses[6]	0.59%	0.59%	0.59%
Total annual fund operating expenses	0.89%	0.74%	0.64%
Expense reimbursement[7]	(0.00%)	(0.00%)	(0.00%)
Total annual fund operating expenses after expense reimbursement	0.89%	0.74%	0.64%

1 These amounts are paid to and retained by GMO Global Asset Allocation Fund (“GAAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The information in this table and in the Example below reflects the expenses of both the Fund and GAAF.

3 Neither the Fund nor GAAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which GAAF invests.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 These indirect expenses include interest expense that may be incurred by certain underlying funds and also include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of interest expense and transaction fees), indirect interest expense, and indirect transaction fees were approximately 0.52%, less than 0.01%, and 0.07%, respectively.

7 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both GAAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class R4	$113	$345	$596	$1,315	$102	$333	$583	$1,299
Class R5	$98	$298	$516	$1,141	$86	$286	$502	$1,125
Class R6	$88	$267	$461	$1,023	$76	$255	$448	$1,007

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (from July 31, 2012 to April 30, 2013), the Fund’s portfolio turnover rate (excluding short-term investments) was 6% of the average value of its portfolio.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Global Asset Allocation Fund (“GAAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are

  GMO GLOBAL ASSET ALLOCATION SERIES FUND

substantially similar to those of GAAF. References to the Fund may refer to actions undertaken by the Fund or GAAF. The Fund’s investment adviser, GMO, is also the investment adviser to GAAF.

The Fund is a fund of funds and invests primarily in shares of other GMO Funds, which may include GMO Funds that invest in equity securities (collectively, the “GMO Equity Funds”), GMO Funds that invest in fixed income securities (collectively, the “GMO Fixed Income Funds”), GMO Alternative Asset Opportunity Fund, GMO High Quality Short-Duration Bond Fund, GMO Special Situations Fund, and GMO World Opportunity Overlay Fund (collectively, the “underlying Funds”). In addition, the Fund may invest in securities and derivatives directly.

The Fund is permitted to invest in non-U.S. and U.S. equity investments (which may include emerging country equities, both growth and value style equities and equities of any market capitalization), U.S. and non-U.S. fixed income securities (including asset-backed securities and other fixed income securities of any credit quality and having any maturity or duration), commodities and, from time to time, other alternative asset classes. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Manager uses multi-year forecasts of returns and risk among asset classes to select the underlying Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. Under normal circumstances, the Manager intends to invest not more than 85% of the Fund’s assets in the GMO Equity Funds (excluding, for these purposes, GMO Alpha Only Fund). The factors considered and investment methods used by the Manager can change over time.

The Fund also may invest in GMO U.S. Treasury Fund, another GMO Fund, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in GAAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through GAAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of GAAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in GAAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of GAAF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to

  GMO GLOBAL ASSET ALLOCATION SERIES FUND

invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in GAAF and the underlying Funds in which it invests, including the risk that GAAF and those underlying Funds will not perform as expected. Because the Fund bears the fees and expenses of GAAF and the underlying Funds in which it invests, a reallocation of GAAF’s investments to underlying Funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•

Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•

Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

  GMO GLOBAL ASSET ALLOCATION SERIES FUND

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of broad-based indices and the Fund’s benchmark (which is a composite index computed by the Manager). The Fund commenced operations on July 31, 2012. Returns prior to the date the Fund commenced operations are those of GAAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to GAAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 14.19% (2Q2003)

Lowest Quarter: – 9.55% (4Q2008)

Year-to-Date (as of 6/30/13): 3.20%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				6/28/96	*
Return Before Taxes	9.77%	3.15%	8.36%	7.36%
Return After Taxes on Distributions	9.19%	1.82%	6.94%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	2.03%	6.69%	5.42%
Class R5
Return Before Taxes	9.93%	3.31%	8.53%	7.53%
Class R6
Return Before Taxes	10.05%	3.41%	8.64%	7.64%
MSCI ACWI (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	16.13%	– 1.16%	8.11%	5.39%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	5.18%	6.31%
GMO Global Asset Allocation Index (Fund benchmark)	12.07%	1.82%	6.78%	5.09%

* Inception date for GAAF. GAAF commenced operations on June 28, 1996 with two classes of shares — Class I shares and Class II shares. No class II shares were outstanding as of October 16, 1996. Class III shares were first issued on October 22, 1996. Class I shares converted to Class III shares on January 9, 1998. Class III performance information presented in the table represents Class II performance information June 28, 1996 to October 16, 1996, Class I performance from October 16, 1996 to October 21, 1996, and Class III performance thereafter.

  GMO GLOBAL ASSET ALLOCATION SERIES FUND

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since 2012)	Co-Head, Asset Allocation Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO GLOBAL EQUITY ALLOCATION SERIES FUND

Investment objective

Total return greater than that of its benchmark, the MSCI ACWI.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.11%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.11%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.63%	0.63%	0.63%
Acquired fund fees and expenses[6]	0.55%	0.55%	0.55%
Total annual fund operating expenses	1.43%	1.28%	1.18%
Expense reimbursement[7]	(0.58%)	(0.58%)	(0.58%)
Total annual fund operating expenses after expense reimbursement	0.85%	0.70%	0.60%

1 These amounts are paid to and retained by GMO Global Equity Allocation Fund (“GEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The information in this table and in the Example below reflects the expenses of both the Fund and GEAF.

3 Neither the Fund nor GEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which GEAF invests.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.52% and 0.03%, respectively.

7 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both GEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class R4	$109	$439	$793	$1,790	$98	$427	$780	$1,775
Class R5	$94	$393	$714	$1,623	$82	$380	$701	$1,608
Class R6	$84	$362	$661	$1,511	$72	$349	$647	$1,495

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s initial fiscal period (from September 4, 2012 to April 30, 2013), the Fund’s portfolio turnover rate (excluding short-term investments) was 46% of the average value of its portfolio.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Global Equity Allocation Fund (“GEAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of GEAF. References to the Fund may refer to actions undertaken by the Fund or GEAF. The Fund’s investment adviser, GMO, is also the investment adviser to GEAF.

  GMO GLOBAL EQUITY ALLOCATION SERIES FUND

The Fund is a fund of funds and invests primarily in shares of GMO Funds that invest in equity securities (collectively, the “GMO Equity Funds” or the “underlying Funds”). The Fund also may invest in securities and derivatives directly.

The Fund’s primary exposure is to non-U.S. and U.S. equity investments (which may include emerging country equities, both growth and value style equities, and equities of any market capitalization). Under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying Funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Manager uses multi-year forecasts of returns and risk among asset classes to select the underlying Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors considered and investment methods used by the Manager can change over time.

The Fund also may invest in GMO U.S. Treasury Fund, another GMO Fund, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in GEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through GEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of GEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in GEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of GEAF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

  GMO GLOBAL EQUITY ALLOCATION SERIES FUND

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in GEAF and the underlying Funds in which it invests, including the risk that GEAF and those underlying Funds will not perform as expected. Because the Fund bears the fees and expenses of GEAF and the underlying Funds in which it invests, a reallocation of GEAF’s investments to underlying Funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•

Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•

Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies. In addition, hedging a non-U.S. currency can have a negative effect on performance if the U.S. dollar declines in value relative to that currency.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

  GMO GLOBAL EQUITY ALLOCATION SERIES FUND

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by the Manager. The Fund commenced operations on September 4, 2012. Returns prior to the date the Fund commenced operations are those of GEAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to GEAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 18.70% (2Q2003)

Lowest Quarter: – 15.71% (4Q2008)

Year-to-Date (as of 6/30/13): 5.46%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				11/26/96	*
Return Before Taxes	14.05%	0.24%	8.58%	7.68%
Return After Taxes on Distributions	13.26%	– 0.63%	7.22%	5.72%
Return After Taxes on Distributions and Sale of Fund Shares	9.99%	0.01%	7.23%	5.84%
Class R5
Return Before Taxes	14.22%	0.39%	8.74%	7.84%
Class R6
Return Before Taxes	14.34%	0.49%	8.85%	7.95%
MSCI ACWI (Fund benchmark) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	16.13%	– 1.16%	8.11%	5.07%
MSCI ACWI + (Composite index)	16.13%	– 1.28%	6.82%	5.17%

* Inception date for GEAF (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since 2012)	Co-Head, Asset Allocation Team, GMO

  GMO GLOBAL EQUITY ALLOCATION SERIES FUND

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO INTERNATIONAL EQUITY ALLOCATION SERIES FUND

Investment objective

Total return greater than that of its benchmark, the MSCI ACWI ex USA.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.20%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.20%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.05%	0.05%	0.05%
Acquired fund fees and expenses[6]	0.74%	0.74%	0.74%
Total annual fund operating expenses	1.04%	0.89%	0.79%
Expense reimbursement[7]	(0.00%)	(0.00%)	(0.00%)
Total annual fund operating expenses after expense reimbursement	1.04%	0.89%	0.79%

1 These amounts are paid to and retained by GMO International Equity Allocation Fund (“IEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The information in this table and in the Example below reflects the expenses of both the Fund and IEAF.

3 Neither the Fund nor IEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which IEAF invests.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.67% and 0.07%, respectively.

7 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both IEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years
Class R4	$147	$385	$643	$1,381	$126	$363	$619	$1,352
Class R5	$131	$339	$563	$1,208	$111	$316	$539	$1,179
Class R6	$121	$307	$509	$1,091	$101	$285	$485	$1,061

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate (excluding short-term investments) was 3% of the average value of its portfolio.

Principal investment strategies

The Fund invests substantially all of its assets in GMO International Equity Allocation Fund (“IEAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of IEAF. References to the Fund may refer to actions undertaken by the Fund or IEAF. The Fund’s investment adviser, GMO, is also the investment adviser to IEAF.

  GMO INTERNATIONAL EQUITY ALLOCATION SERIES FUND

The Fund is a fund of funds and invests primarily in shares of GMO Funds that invest in equity securities (collectively, the “GMO Equity Funds” or the “underlying Funds”). The Fund also may invest in securities and derivatives directly.

The Fund’s primary exposure is to non-U.S. equity investments (which may include emerging country equities, both growth and value style equities, and equities of any market capitalization). Under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect (e.g., through the underlying Funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Manager uses multi-year forecasts of returns and risk among asset classes to select the underlying Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors considered and investment methods used by the Manager can change over time.

The Fund also may invest in GMO U.S. Treasury Fund, another GMO Fund, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in IEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of IEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IEAF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

  GMO INTERNATIONAL EQUITY ALLOCATION SERIES FUND

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IEAF and the underlying Funds in which it invests, including the risk that IEAF and those underlying Funds will not perform as expected. Because the Fund bears the fees and expenses of IEAF and the underlying Funds in which it invests, a reallocation of IEAF’s investments to underlying Funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•

Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

  GMO INTERNATIONAL EQUITY ALLOCATION SERIES FUND

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. The Fund commenced operations on March 30, 2012. Returns prior to the date the Fund commenced operations are those of IEAF (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. The effect of purchase premiums and redemption fees paid by the Fund to IEAF are not reflected in the bar chart or table below for portions of the periods prior to the date on which the Fund commenced operations. If the effect of these payments were reflected, returns for periods prior to the date on which the Fund commenced operations would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 21.84% (2Q2009)

Lowest Quarter: – 20.22% (3Q2008)

Year-to-Date (as of 6/30/13): – 0.61%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				10/11/96	*
Return Before Taxes	16.33%	– 2.86%	10.67%	7.44%
Return After Taxes on Distributions	15.97%	– 3.92%	9.19%	5.86%
Return After Taxes on Distributions and Sale of Fund Shares	11.47%	– 2.55%	9.20%	5.94%
Class R5
Return Before Taxes	16.51%	– 2.71%	10.84%	7.60%
Class R6
Return Before Taxes	16.63%	– 2.61%	10.95%	7.71%
MSCI ACWI ex USA (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	16.83%	– 2.89%	9.74%	5.23%

* Inception date for IEAF (Class III shares)

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since 2012)	Co-Head, Asset Allocation Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

  GMO INTERNATIONAL EQUITY ALLOCATION SERIES FUND

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

(formerly known as GMO International Opportunities Equity Allocation Series Fund)

Investment objective

Total return greater than that of its benchmark, the MSCI EAFE Index.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees

	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.08%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.08%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.00%	0.00%	0.00%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.06%	0.06%	0.06%
Acquired fund fees and expenses[6]	0.61%	0.61%	0.61%
Total annual fund operating expenses	0.92%	0.77%	0.67%
Expense reimbursement[7]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.91%	0.76%	0.66%

1 These amounts are paid to and retained by GMO International Developed Equity Allocation Fund (“IDEAF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and IDEAF.

3 Neither the Fund nor IDEAF charges a management fee, but each indirectly bears the management fees of the underlying funds in which IDEAF invests.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 These indirect expenses include, to the extent applicable, purchase premiums and redemption fees (“transaction fees”) charged by certain underlying funds. Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were approximately 0.60% and 0.01%, respectively.

7 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both IDEAF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years
Class R4	$109	$322	$101	$313
Class R5	$94	$275	$86	$266
Class R6	$84	$243	$75	$234
* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

  GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

Principal investment strategies

The Fund invests substantially all of its assets in GMO International Developed Equity Allocation Fund (“IDEAF”), which invests primarily in shares of other funds managed by GMO (“GMO Funds”). The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of IDEAF. References to the Fund may refer to actions undertaken by the Fund or IDEAF. The Fund’s investment adviser, GMO, is also the investment adviser to IDEAF.

The Fund is a fund of funds and invests primarily in shares of GMO Funds that invest in equity securities (collectively, the “GMO Equity Funds” or the “underlying Funds”). The Fund also may invest in securities and derivatives directly.

The Fund’s primary exposure is to non-U.S. equity investments (which may include emerging country equities, both growth and value style equities, and equities of any market capitalization). Under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments. In addition, under normal circumstances, the Fund invests (including through investment in the underlying Funds) at least 80% of its assets in equity investments tied economically to developed markets. The Fund also may invest in equity investments in emerging markets, but those investments typically will represent 10% or less of the Fund’s net assets, measured at the time of purchase. The term “equity investments” refers to direct and indirect (e.g., through the underlying Funds) investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. The term “developed markets” means those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets).

The Manager uses multi-year forecasts of returns and risk among asset classes to select the underlying Funds in which the Fund invests and to decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes the Fund’s holdings of the underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Fund shares to rebalance the Fund’s investments. The factors considered and investment methods used by the Manager can change over time.

The Fund also may invest in GMO U.S. Treasury Fund, another GMO Fund, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying Funds. Because the Fund invests substantially all of its assets in IDEAF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through IDEAF, which include those outlined in the following brief summary of principal risks. Some of the underlying Funds of IDEAF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by those underlying Funds may affect their performance more than if they were diversified investment companies. In addition to the risks to which the Fund is exposed through its investment in IDEAF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of IDEAF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. An underlying Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could

  GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in IDEAF and the underlying Funds in which it invests, including the risk that IDEAF and those underlying Funds will not perform as expected. Because the Fund bears the fees and expenses of IDEAF and the underlying Funds in which it invests, a reallocation of IDEAF’s investments to underlying Funds with higher fees or expenses will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Natural Resources Risk – To the extent an underlying Fund concentrates its assets in the natural resources sector, the value of its portfolio is subject to factors affecting the natural resources industry and may fluctuate more than the value of a portfolio that consists of securities of companies in a broader range of industries.

•

Commodities Risk – Commodities prices can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline and fluctuate in a rapid and unpredictable manner.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•	Short Sales Risk – The Fund runs the risk that an underlying Fund’s loss on a short sale of securities that the underlying Fund does not own is unlimited.

•

Options Risk – The market price of options written by an underlying Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability

  GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or financial intermediary), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of IDEAF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 19.45% (2Q2009)

Lowest Quarter: – 18.87% (3Q2008)

Year-to-Date (as of 6/30/13): 3.90%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				6/5/06	*
Return Before Taxes	16.77%	– 2.95%	N/A	1.49%
Return After Taxes on Distributions	16.32%	– 3.78%	N/A	0.38%
Return After Taxes on Distributions and Sale of Fund Shares	11.74%	– 2.61%	N/A	1.06%
Class R5
Return Before Taxes	16.95%	– 2.80%	N/A	1.64%
Class R6
Return Before Taxes	17.06%	– 2.70%	N/A	1.74%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.32%	– 3.69%	N/A	0.68%

* Inception date for IDEAF (Class III shares)

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO

  GMO INTERNATIONAL DEVELOPED EQUITY ALLOCATION SERIES FUND

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO FOREIGN SERIES FUND

Investment objective

Total return in excess of that of its benchmark, the MSCI EAFE Index.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.60%	0.60%	0.60%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.23%	0.23%	0.23%
Total annual fund operating expenses	1.08%	0.93%	0.83%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	1.07%	0.92%	0.82%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Foreign Fund (“Foreign Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Foreign Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Foreign Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both Foreign Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$109	$357
Class R5	$94	$310
Class R6	$84	$279

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Foreign Fund (“Foreign Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Foreign Fund. References to the Fund may refer to actions undertaken by the Fund or Foreign Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Foreign Fund.

The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to non-U.S. countries, including both developed and emerging countries. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to countries other than the U.S.

•

Country/Region selection – The Fund’s country or region weightings relative to its benchmark are determined by the Manager’s proprietary quantitative value score for each country or region together with the Manager’s evaluation of the country’s or region’s fundamentals. The Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to the Fund’s benchmark.

  GMO FOREIGN SERIES FUND

•

Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and industry peers. The Manager also considers a company’s accounting and governance practices. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including, without limitation, forward currency contracts, futures and options, as well as exchange-traded funds. The Fund’s non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Foreign Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Foreign Fund, which include those outlined in the following brief summary of principal risks. Foreign Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Foreign Fund may affect Foreign Fund’s performance more than if Foreign Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Foreign Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Foreign Fund.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and

  GMO FOREIGN SERIES FUND

mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, and counterparty risk.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Foreign Fund, including the risk that Foreign Fund will not perform as expected.

  GMO FOREIGN SERIES FUND

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Foreign Fund (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 21.57% (2Q2009)

Lowest Quarter: – 19.87% (3Q2011)

Year-to-Date (as of 6/30/13): 2.47%

Average Annual Total Returns†

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				8/31/84	*
Return Before Taxes	15.81%	– 4.89%	7.68%	11.48%
Return After Taxes on Distributions	15.33%	– 5.42%	6.85%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	– 4.05%	6.82%	N/A
Class R5
Return Before Taxes	15.98%	– 4.75%	7.84%	11.64%
Class R6
Return Before Taxes	16.10%	– 4.65%	7.95%	11.75%
MSCI EAFE Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	17.32%	– 3.69%	8.21%	9.15%

† Information on Foreign Fund’s return after taxes is unavailable prior to June 28, 1996, the date Foreign Fund commenced operations as a registered investment company. Prior to that date, Foreign Fund operated as a private investment pool with investment objectives, policies, and guidelines that were substantially the same as those of Foreign Fund. Performance of Class III shares prior to June 28, 1996 is that of the private investment pool and reflects the pool’s higher annual operating expenses. The pool was not registered as an investment company and therefore was not subject to restrictions imposed on Foreign Fund by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Had the pool been subject to these restrictions, its performance may have been adversely affected.

* Inception date for Foreign Fund’s predecessor fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
International Active	Drew Spangler (since the Fund’s inception)	Head, International Active Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

  GMO FOREIGN SERIES FUND

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO U.S. CORE EQUITY SERIES FUND

Investment objective

High total return.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.31%	0.31%	0.31%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.21%	0.21%	0.21%
Total annual fund operating expenses	0.77%	0.62%	0.52%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after expense reimbursement	0.76%	0.61%	0.51%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO U.S. Core Equity Fund (“USCEF”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by USCEF. The Fund does not charge a management fee, but indirectly bears the management fee paid by USCEF.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both USCEF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$78	$251
Class R5	$62	$204
Class R6	$52	$172

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO U.S. Core Equity Fund (“USCEF”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of USCEF. References to the Fund may refer to actions undertaken by the Fund or USCEF. The Fund’s investment adviser, GMO, is also the investment adviser to USCEF.

The Manager seeks to achieve the Fund’s investment objective by investing the Fund’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the S&P 500 Index.

The Manager determines which securities the Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own

  GMO U.S. CORE EQUITY SERIES FUND

history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust the Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark. The Fund may invest in companies of any market capitalization.

As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, the Fund may lend its portfolio securities.

Under normal circumstances, the Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in equity investments tied economically to the U.S. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in USCEF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through USCEF, which include those outlined in the following brief summary of principal risks. In addition to the risks to which the Fund is exposed through its investment in USCEF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of USCEF.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk and counterparty risk.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•

Focused Investment Risk – Focusing investments in sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated.

  GMO U.S. CORE EQUITY SERIES FUND

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in USCEF, including the risk that USCEF will not perform as expected.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of USCEF (Class III shares) and its predecessor fund, adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 16.50% (2Q2003)

Lowest Quarter: – 16.40% (4Q2008)

Year-to-Date (as of 6/30/13): 15.17%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				9/18/85	*
Return Before Taxes	12.46%	1.99%	5.69%	10.36%
Return After Taxes on Distributions	12.11%	1.71%	5.13%	7.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.55%	1.66%	4.87%	7.96%
Class R5
Return Before Taxes	12.63%	2.15%	5.85%	10.53%
Class R6
Return Before Taxes	12.74%	2.25%	5.95%	10.64%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	7.10%	10.39%

* Inception date for USCEF’s predecessor fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Teams and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Teams	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Asset Allocation	Sam Wilderman (since the Fund’s inception)	Co-Head, Asset Allocation Team, GMO
Global Equity	Thomas Hancock (since the Fund’s inception)	Co-Head, Global Equity Team, GMO
Global Equity	David Cowan (since the Fund’s inception)	Co-Head, Global Equity Team, GMO

  GMO U.S. CORE EQUITY SERIES FUND

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO EMERGING COUNTRIES SERIES FUND

Investment objective

Total return in excess of that of its benchmark, the S&P/IFCI Composite Index.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.59%	0.59%	0.59%
Acquired fund fees and expenses[5]	0.01%	0.01%	0.01%
Total annual fund operating expenses	1.50%	1.35%	1.25%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	1.49%	1.34%	1.24%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Emerging Countries Fund (“Emerging Countries Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Emerging Countries Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Emerging Countries Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 These indirect expenses include commissions paid to broker-dealers by the Emerging Countries Fund for executing transactions in unaffiliated underlying funds (“transaction fees”). Net fees and expenses of underlying funds (before addition of transaction fees) and indirect transaction fees were less than 0.01% and 0.01%, respectively.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both Emerging Countries Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$153	$518
Class R5	$137	$472
Class R6	$127	$441

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Emerging Countries Fund (“Emerging Countries Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Emerging Countries Fund. References to the Fund may refer to actions undertaken by the Fund or Emerging Countries Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Emerging Countries Fund.

The Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging countries. “Emerging countries” include all countries that are not treated as “developed market countries” in the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate

  GMO EMERGING COUNTRIES SERIES FUND

investment trusts (“REITs”) and income trusts. Under normal circumstances, the Fund invests directly and indirectly at least 80% of its assets in investments tied economically to emerging countries. In addition to investing in companies tied economically to emerging countries, the Fund may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that the Fund will have a value bias relative to its benchmark.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts the Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equities, the Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. The Fund’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, the Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, the Fund may lend its portfolio securities.

The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Emerging Countries Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Emerging Countries Fund, which include those outlined in the following brief summary of principal risks. Emerging Countries Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Emerging Countries Fund may affect Emerging Countries Fund’s performance more than if Emerging Countries Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Emerging Countries Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Emerging Countries Fund.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

  GMO EMERGING COUNTRIES SERIES FUND

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Focused Investment Risk – Focusing investments in a limited number of countries and geographic regions creates more risk than if the Fund’s investments were less correlated.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, and counterparty risk.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Emerging Countries Fund and the underlying funds in which it invests, including the risk that Emerging Countries Fund and those underlying funds (including ETFs) will not perform as expected.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Emerging Countries Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

  GMO EMERGING COUNTRIES SERIES FUND

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 31.04% (2Q2009)

Lowest Quarter: – 31.43% (4Q2008)

Year-to-Date (as of 6/30/13): – 14.18%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				8/29/97	*
Return Before Taxes	14.73%	–3.06%	16.00%	9.36%
Return After Taxes on Distributions	14.69%	–3.58%	14.04%	8.00%
Return After Taxes on Distributions and Sale of Fund Shares	10.25%	–2.47%	14.12%	8.10%
Class R5
Return Before Taxes	14.90%	–2.91%	16.18%	9.53%
Class R6
Return Before Taxes	15.02%	–2.81%	16.29%	9.64%
S&P/IFCI Composite Index (reflects no deduction for fees, expenses, or taxes)	18.89%	–0.56%	17.50%	8.78%

* Inception date for Emerging Countries Fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Emerging Markets	Arjun Divecha (since the Fund’s inception)	Head, Emerging Markets Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO QUALITY SERIES FUND

Investment objective

Total return.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.33%	0.33%	0.33%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.21%	0.21%	0.21%
Total annual fund operating expenses	0.79%	0.64%	0.54%
Expense reimbursement[5]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	0.78%	0.63%	0.53%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Quality Fund (“Quality Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Quality Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Quality Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both Quality Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$80	$256
Class R5	$64	$208
Class R6	$54	$176

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Quality Fund (“Quality Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Quality Fund. References to the Fund may refer to actions undertaken by the Fund or Quality Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Quality Fund.

The Manager seeks to achieve the Fund’s investment objective by investing the Fund’s portfolio primarily in equity securities that the Manager believes to be of high quality.

The Manager determines which securities the Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In assessing a company’s quality, the Manager may consider several factors, including, in particular, high profitability, stable profitability, and low leverage.

  GMO QUALITY SERIES FUND

In selecting securities for the Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in the Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to the Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust the Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.

As a substitute for direct investments in equity securities, the Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). The Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of the Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.

The Fund may hold shares in fewer than 100 companies. The Fund may make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt instruments.

The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to any country in the world, including emerging countries. The term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Quality Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Quality Fund, which include those outlined in the following brief summary of principal risks. Quality Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Quality Fund may affect Quality Fund’s performance more than if Quality Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Quality Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Quality Fund.

•

Market Risk – Equities – The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If the Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these investments often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Focused Investment Risk – Focusing investments in a limited number of countries, regions, sectors, companies, or industries with high positive correlations to one another creates more risk than if the Fund’s investments were less correlated. The Fund invests its assets in the securities of a limited number of issuers, and a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

  GMO QUALITY SERIES FUND

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, currency risk, and counterparty risk.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another fund managed by GMO) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

•	Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Quality Fund, including the risk that Quality Fund will not perform as expected.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Quality Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. Performance information (before and after taxes) for certain periods reflects performance achieved prior to the change in Quality Fund’s principal investment strategies, effective June 1, 2009. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

  GMO QUALITY SERIES FUND

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 11.44% (3Q2010)

Lowest Quarter: – 13.20% (4Q2008)

Year-to-Date (as of 6/30/13): 12.63%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				2/6/04	*
Return Before Taxes	11.66%	3.40%	N/A	4.06%
Return After Taxes on Distributions	9.91%	2.90%	N/A	3.61%
Return After Taxes on Distributions and Sale of Fund Shares	9.58%	2.91%	N/A	3.48%
Class R5
Return Before Taxes	11.82%	3.56%	N/A	4.22%
Class R6
Return Before Taxes	11.94%	3.66%	N/A	4.32%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	16.00%	1.66%	N/A	4.65%

* Inception date for Quality Fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Global Equity	Thomas Hancock (since the Fund’s inception)	Co-Head, Global Equity Team, GMO
Global Equity	David Cowan (since the Fund’s inception)	Co-Head, Global Equity Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO INTERNATIONAL BOND SERIES FUND

Investment objective

Total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex U.S.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.25%	0.25%	0.25%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.23%	0.23%	0.23%
Acquired fund fees and expenses[5]	0.02%	0.02%	0.02%
Total annual fund operating expenses	0.75%	0.60%	0.50%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	0.74%	0.59%	0.49%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO International Bond Fund (“International Bond Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by International Bond Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by International Bond Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 These indirect expenses include net expenses borne by International Bond Fund as a result of its investment in underlying funds. These expenses represent approximately 0.01% of net indirect operating expenses, 0.01% of interest expense and less than 0.01% of purchase premium and redemption fees paid by International Bond Fund to the underlying funds.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both International Bond Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$76	$305
Class R5	$60	$258
Class R6	$50	$227

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO International Bond Fund (“International Bond Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of International Bond Fund. References to the Fund may refer to actions undertaken by the Fund or International Bond Fund. The Fund’s investment adviser, GMO, is also the investment adviser to International Bond Fund.

The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that may not be related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other funds managed by GMO (“GMO Funds”)) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund’s

  GMO INTERNATIONAL BOND SERIES FUND

performance to differ significantly from that of its benchmark. The Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of the Fund’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund’s benchmark.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment program, the Fund may have positions in:

•

derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•

non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Debt Opportunities Fund (“Debt Opportunities Fund”) (to provide exposure to global credit (particularly, asset-backed) markets);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO; and

•

shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments).

As a result primarily of its investment in shares of Debt Opportunities Fund, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately 7.4 years as of 5/31/13).

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in International Bond Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through International Bond Fund, which include those outlined in the following brief summary of principal risks. International Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by International Bond Fund may affect International Bond Fund’s performance more than if International Bond Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in International Bond Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of International Bond Fund.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

  GMO INTERNATIONAL BOND SERIES FUND

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another, such as the Fund’s investments in non-U.S. government bonds and asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), creates more risk than if the Fund’s investments were less correlated.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in International Bond Fund and the underlying funds in which it invests, including the risk that International Bond Fund and those underlying funds will not perform as expected.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

  GMO INTERNATIONAL BOND SERIES FUND

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of International Bond Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 12.24% (3Q2009)

Lowest Quarter: – 12.30% (4Q2008)

Year-to-Date (as of 6/30/13): – 4.31%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				12/22/93	*
Return Before Taxes	6.42%	5.18%	6.50%	6.69%
Return After Taxes on Distributions	5.52%	1.60%	3.17%	3.69%
Return After Taxes on Distributions and Sale of Fund Shares	4.14%	2.22%	3.56%	3.91%
Class R5
Return Before Taxes	6.57%	5.33%	6.66%	6.85%
Class R6
Return Before Taxes	6.68%	5.44%	6.77%	6.96%
J.P. Morgan GBI Global ex U.S. (reflects no deduction for fees, expenses, or taxes)	0.85%	5.72%	6.60%	6.08%

* Inception date for International Bond Fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Fixed Income	Marc Seidner (since the Fund’s inception)	Head, Fixed Income Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of

  GMO INTERNATIONAL BOND SERIES FUND

tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO CORE PLUS BOND SERIES FUND

Investment objective

Total return in excess of that of its benchmark, the Barclays U.S. Aggregate Index.

Fees and expenses

The table below describes the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Annual Fund operating expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[2]	0.25%	0.25%	0.25%
Distribution and service (12b-1) fee[3]	0.25%	0.10%	None
Other expenses[4]	0.22%	0.22%	0.22%
Acquired fund fees and expenses[5]	0.02%	0.02%	0.02%
Total annual fund operating expenses	0.74%	0.59%	0.49%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	0.73%	0.58%	0.48%

1 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and GMO Core Plus Bond Fund (“Core Plus Bond Fund”), the underlying fund in which the Fund invests.

2 The amount reflects the management fee paid by Core Plus Bond Fund. The Fund does not charge a management fee, but indirectly bears the management fee paid by Core Plus Bond Fund.

3 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

4 “Other expenses” include administration fees of 0.05%.

5 These indirect expenses include net expenses borne by Core Plus Bond Fund as a result of its investment in underlying funds. These expenses represent approximately 0.01% of net indirect operating expenses and 0.01% of interest expense.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both Core Plus Bond Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year*	3 Years
Class R4	$75	$274
Class R5	$59	$227
Class R6	$49	$195

* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Core Plus Bond Fund (“Core Plus Bond Fund”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of Core Plus Bond Fund. References to the Fund may refer to actions undertaken by the Fund or Core Plus Bond Fund. The Fund’s investment adviser, GMO, is also the investment adviser to Core Plus Bond Fund.

The Fund’s investment program has two principal components. One component seeks to replicate the Fund’s benchmark. The second component seeks to add value relative to the Fund’s benchmark by taking positions that are unrelated to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other funds managed by GMO (“GMO Funds”)) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause the Fund’s performance to differ significantly from that of its benchmark.

  GMO CORE PLUS BOND SERIES FUND

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to the Fund’s benchmark.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment program, the Fund may have positions in:

•

derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to the Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•

bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Debt Opportunities Fund (“Debt Opportunities”) (to provide exposure to global credit (particularly, asset-backed) markets);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO; and

•

shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments).

As a result primarily of its investment in shares of Debt Opportunities Fund, Overlay Fund, and ECDF, the Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain the Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately 5.5 years as of 5/31/13).

Under normal circumstances, the Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Core Plus Bond Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Core Plus Bond Fund, which include those outlined in the following brief summary of principal risks. Core Plus Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Core Plus Bond Fund may affect Core Plus Bond Fund’s performance more than if Core Plus Bond Fund were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in Core Plus Bond Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Core Plus Bond Fund.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments).

  GMO CORE PLUS BOND SERIES FUND

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•

Focused Investment Risk – Focusing investments in countries, regions, sectors, companies, or industries with high positive correlations to one another, such as the Fund’s investments in asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans), creates more risk than if the Fund’s investments were less correlated.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Core Plus Bond Fund and the underlying funds in which it invests, including the risk that Core Plus Bond Fund and those underlying funds will not perform as expected.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

  GMO CORE PLUS BOND SERIES FUND

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of a broad-based index. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of Core Plus Bond Fund (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 9.03% (3Q2009)

Lowest Quarter: – 15.31% (4Q2008)

Year-to-Date (as of 6/30/13): – 0.43%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				4/30/97	*
Return Before Taxes	9.64%	5.47%	5.11%	5.76%
Return After Taxes on Distributions	7.95%	1.91%	2.39%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares	6.24%	2.44%	2.71%	3.26%
Class R5
Return Before Taxes	9.80%	5.63%	5.27%	5.92%
Class R6
Return Before Taxes	9.91%	5.74%	5.38%	6.03%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes)	4.22%	5.95%	5.18%	6.26%

* Inception date for Core Plus Bond Fund (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Fixed Income	Marc Seidner (since the Fund’s inception)	Head, Fixed Income Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should

  GMO CORE PLUS BOND SERIES FUND

consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  GMO EMERGING COUNTRY DEBT SERIES FUND

Investment objective

Total return in excess of that of its benchmark, the J.P. Morgan EMBI Global.

Fees and expenses

The tables below describe the fees and expenses that you may pay for each class of shares if you buy and hold shares of the Fund.

Shareholder fees
	Fees paid directly from your investment	Fees paid by the Fund
Purchase premium (as a percentage of amount invested)	0	0.50%[1]
Redemption fee (as a percentage of amount redeemed)	0	0.50%[1]

Annual Fund operating expenses2

(expenses that you pay each year as a percentage of the value of your investment)

	Class R4	Class R5	Class R6
Management fee[3]	0.35%	0.35%	0.35%
Distribution and service (12b-1) fee[4]	0.25%	0.10%	None
Other expenses[5]	0.33%	0.33%	0.33%
Total annual fund operating expenses	0.93%	0.78%	0.68%
Expense reimbursement[6]	(0.01%)	(0.01%)	(0.01%	)
Total annual fund operating expenses after expense reimbursement	0.92%	0.77%	0.67%

1 These amounts are paid to and retained by GMO Emerging Country Debt Fund (“ECDF”), the underlying fund in which the Fund invests, to help offset estimated portfolio transaction and other related costs.

2 The amounts represent an annualized estimate of the Fund’s operating expenses for its initial fiscal year. The information in this table and in the Example below reflects the expenses of both the Fund and ECDF.

3 The amount reflects the management fee paid by ECDF. The Fund does not charge a management fee, but indirectly bears the management fee paid by ECDF.

4 Distribution and service (12b-1) fees are paid to financial intermediaries for providing sub-transfer agency, recordkeeping, and other administrative services.

5 “Other expenses” include administration fees of 0.05%.

6 Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager” or “GMO”) has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect expense reimbursements and all amounts shown include the expenses of both ECDF and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares		If you do not sell your shares
	1 Year*	3 Years	1 Year*	3 Years
Class R4	$195	$400	$143	$344
Class R5	$180	$353	$128	$297
Class R6	$170	$322	$118	$265
* After reimbursement

Portfolio turnover

The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, when Fund shares are held in a taxable account, higher taxes. These costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the fiscal year ended April 30, 2013, the Fund’s portfolio turnover rate is not available.

Principal investment strategies

The Fund invests substantially all of its assets in GMO Emerging Country Debt Fund (“ECDF”), which invests directly in securities and other instruments. The Fund’s investment objective and principal investment strategies, therefore, are substantially similar to those of ECDF. References to the Fund may refer to actions undertaken by the Fund or ECDF. The Fund’s investment adviser, GMO, is also the investment adviser to ECDF.

  GMO EMERGING COUNTRY DEBT SERIES FUND

The Fund invests primarily in debt of emerging countries that is issued by a sovereign or its instrumentalities outside the country of the issuer and usually is denominated in the currency of the country in which it is issued (e.g., U.S. dollar, Euro, Japanese yen, Swiss franc and British pound sterling). Under normal circumstances, the Fund invests directly and indirectly (e.g., through other funds managed by GMO (“GMO Funds”) or derivatives) at least 80% of its assets in debt investments tied economically to emerging countries. The term “emerging countries” means the world’s less developed countries. In general, the Fund considers “emerging countries” to be the countries included in the Fund’s benchmark, as well as other countries with similar national income characteristics.

The Fund typically gains its investment exposure by purchasing debt investments or by using derivatives, typically credit default swaps. The Fund maintains a substantial portion of its assets either through direct holdings or indirectly through derivatives in below investment grade debt investments (commonly referred to as “junk bonds”). Those investments have speculative characteristics and are riskier than investment grade debt investments. Generally, at least 75% of the Fund’s assets are denominated in, or hedged into, U.S. dollars. The Fund’s performance is likely to be more volatile than that of its benchmark.

The Manager emphasizes a bottom-up approach to select debt issued by sovereign and quasi-sovereign entities, using analytical techniques that seek to uncover the most undervalued instrument(s) issued by a particular sovereign or quasi-sovereign entity. The Manager also considers its outlook for a country in making investment decisions and typically uses portfolio cash flows to rebalance the Fund’s portfolio. The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment objective, the Fund typically uses exchange-traded and over-the-counter (“OTC”) derivatives, including options, swap contracts (in addition to credit default swaps), currency forwards (including currency forwards on currencies of the developed markets), reverse repurchase agreements and futures. The Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

The Fund also has direct and indirect holdings in U.S. asset-backed securities. The Fund also may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

The Manager normally seeks to maintain an interest rate duration for the Fund that is similar to that of its benchmark (approximately 7.1 years as of 5/31/13).

The Fund may hold cash, cash equivalents, and/or U.S. government securities to manage cash inflows and outflows as a result of shareholder purchases and redemptions.

Principal risks of investing in the Fund

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in ECDF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through ECDF, which include those outlined in the following brief summary of principal risks. ECDF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by ECDF may affect ECDF’s performance more than if ECDF were a diversified investment company. In addition to the risks to which the Fund is exposed through its investment in ECDF, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of ECDF.

•

Market Risk – Fixed Income Investments – The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of emerging country sovereign and quasi-sovereign debt instruments can decline due to market uncertainty about their credit quality and the reliability of their payment streams.

•

Credit Risk – The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations. In addition, investments in emerging country sovereign debt involve a heightened risk that the issuer responsible for repayment of the debt may be unable or unwilling to pay interest and repay principal when due, and the Fund may lack recourse against the issuer in the event of default. Investments in quasi-sovereign debt are also subject to the risk that the issuer will default independently of its sovereign. Below investment grade securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade securities.

•

Liquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition, because the Fund typically invests in

  GMO EMERGING COUNTRY DEBT SERIES FUND

securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

•

Leveraging Risk – The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines.

•

Derivatives Risk – The use of derivatives involves the risk that their value may not move as expected relative to the value of the underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk.

•

Market Risk – Asset-Backed Securities – The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these areas can lead to a reduction in the payment stream the Manager expected the Fund to receive at the time the Fund purchased the asset-backed security.

•	Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s non-U.S. currency holdings and investments denominated in non-U.S. currencies.

•

Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. The Fund’s portfolio managers may use quantitative analyses and models, and any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement the Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate and may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

•

Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities will be unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

•	Focused Investment Risk – Focusing investments in a limited number of countries, regions, sectors, companies, or industries creates more risk than if the Fund’s investments were less correlated.

•

Market Disruption and Geopolitical Risk – Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

•

Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in ECDF and the underlying funds in which it invests, including the risk that ECDF and those underlying funds will not perform as expected.

•

Non-U.S. Investment Risk – The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. markets are less stable, smaller, less liquid, and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. Also, many non-U.S. markets require a license for the Fund to invest directly in those markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

•

Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will disrupt the Fund’s operations.

  GMO EMERGING COUNTRY DEBT SERIES FUND

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the Fund’s benchmark (which is a broad-based index) and a composite index computed by the Manager. As of the date of this Prospectus, the Fund had not commenced operations. Returns shown are those of ECDF (Class III shares), adjusted to reflect the gross expenses (on a percentage basis) that are expected to be borne by shareholders of each class of shares of the Fund, as reflected in the Annual Fund operating expenses table. Purchase premiums and redemption fees are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-deferred arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Past performance (before and after taxes) is not an indication of future performance.

Annual Total Returns/Class R4 Shares

Years Ending December 31

Highest Quarter: 20.19% (3Q2009)

Lowest Quarter: – 23.45% (4Q2008)

Year-to-Date (as of 6/30/13): – 5.57%

Average Annual Total Returns

Periods Ending December 31, 2012

	1 Year	5 Years	10 Years	Inception
Class R4				4/19/94	*
Return Before Taxes	25.08%	10.83%	14.51%	16.60%
Return After Taxes on Distributions	21.59%	7.14%	10.38%	11.33%
Return After Taxes on Distributions and Sale of Fund Shares	16.21%	6.95%	10.17%	11.21%
Class R5
Return Before Taxes	25.26%	11.00%	14.69%	16.77%
Class R6
Return Before Taxes	25.39%	11.11%	14.80%	16.89%
J.P. Morgan EMBI Global (Fund benchmark) (reflects no deduction for fees, expenses, or taxes)	18.54%	10.47%	11.56%	12.22%
J.P. Morgan EMBI Global + (Composite index)	18.54%	10.47%	11.56%	12.13%

* Inception date for ECDF (Class III shares).

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Member of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Fixed Income	Thomas Cooper (since the Fund’s inception)	Portfolio Manager, Fixed Income Team, GMO

Purchase and sale of Fund shares

In general, shareholders of record may purchase and redeem shares of the Fund on days when both the New York Stock Exchange and the U.S. bond markets are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

Tax information

The Fund expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions generally are taxable to shareholders whose Fund shares are held in a taxable account as ordinary income and/or capital gain. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.

  GMO EMERGING COUNTRY DEBT SERIES FUND

Financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer, agent, or other financial intermediary (such as a bank), the Fund and GMO may pay that party for services relating to Fund shares. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES, RISKS, AND EXPENSES

Fund Summaries.    The preceding sections contain a summary of the investment objective, fees and expenses, principal investment strategies, principal risks, performance, management, and other important information for each series of GMO Series Trust (the “Trust”) (each a “Fund,” and collectively, the “Funds”). The summaries are not all-inclusive, and a Fund may make investments, employ strategies, and be exposed to risks that are not described in its summary. More information about the Funds’ investments and strategies is contained in the Statement of Additional Information (“SAI”). See the back cover of this Prospectus for information about how to receive the SAI. Additional information about the Funds’ benchmarks and other comparative indices may be found under “Fund Benchmarks and Comparative Indices.” Each Fund invests substantially all of its assets in Class III shares of another fund, which is a series of GMO Trust (each, an “Institutional Fund,” and collectively, the “Institutional Funds”) and is managed by GMO. Information about the Institutional Funds is contained in a separate prospectus and statement of additional information (available at www.sec.gov). References to a Fund may refer to actions undertaken by a Fund or its corresponding Institutional Fund.

Fundamental Investment Objectives/Policies.    The Board of Trustees (“Trustees”) of the Trust may change a Fund’s investment objective or policies without shareholder approval or prior notice unless an objective or policy is identified in this Prospectus or in the SAI as “fundamental.” Because each Fund invests substantially all of its assets in an Institutional Fund, its investment objective and policies will change to reflect any changes to its corresponding Institutional Fund’s investment objective and policies. Neither the Funds nor the Manager guarantee that the Funds will be able to achieve their investment objective.

Tax Consequences and Portfolio Turnover.    Unless otherwise specified in this Prospectus or in the SAI, GMO is not obligated to, and generally will not consider tax consequences when seeking to achieve a Fund’s investment objective (e.g., a Fund may engage in transactions that are not tax efficient for U.S. federal income or other federal, state, local, or non-U.S. tax purposes). Portfolio turnover is not a principal consideration when GMO makes investment decisions for the Funds, and the Funds generally are not subject to any limit on the frequency with which portfolio securities may be purchased or sold. Based on its assessment of market conditions and purchase or redemption requests, GMO may cause a Fund to trade more frequently at certain times. High turnover rates may adversely affect a Fund’s performance by generating higher transaction costs and create additional taxable income and gains for shareholders. If portfolio turnover results in the recognition of short-term capital gains, those gains, when distributed, typically are taxed to shareholders at ordinary income tax rates. See “Distributions and Taxes” below for more information.

Certain Definitions.    When used in this Prospectus, the term “invest” includes both direct investing and indirect investing and the term “investments” includes both direct investments and indirect investments. For example, a Fund may invest indirectly by investing in another Fund or by investing in derivatives and synthetic instruments. When used in this Prospectus, (i) the terms “equity investments,” “equity securities,” and “equities” refer to investments (as defined above) in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts; (ii) the term “total return” includes capital appreciation and income; and (iii) the term “emerging countries” (except for Foreign Series Fund and Emerging Countries Series Fund, which have separate definitions in their Fund summaries) means the world’s less developed countries.

When used in this Prospectus, (i) references to the Multi-Asset Class Series Funds, the Equity Series Funds, and/or the Fixed Income Series Funds include the Funds listed under those headings on the front cover of the Prospectus; and (ii) references to the GMO Multi-Asset Class Funds, the GMO Equity Funds, and/or the GMO Fixed Income Funds include the funds managed by GMO listed below (each a “GMO Fund,” and collectively with other funds managed by GMO, the “GMO Funds”):

GMO Multi-Asset Class Funds

— GMO Benchmark-Free Allocation Fund

— GMO Global Asset Allocation Fund

GMO Equity Funds

— GMO Developed World Stock Fund

— GMO Global Focused Equity Fund

— GMO Tax-Managed International Equities Fund

— GMO International Equity Fund

— GMO International Large/Mid Cap Equity Fund

— GMO Currency Hedged International Equity Fund

— GMO Foreign Fund

— GMO Foreign Small Companies Fund

— GMO International Small Companies Fund

— GMO U.S. Core Equity Fund

— GMO Emerging Markets Fund

— GMO Emerging Countries Fund

— GMO Emerging Domestic Opportunities Fund

GMO Equity Funds continued

— GMO Taiwan Fund

— GMO Quality Fund

— GMO Resources Fund

— GMO Risk Premium Fund

— GMO Alpha Only Fund

GMO Fixed Income Funds

— GMO Global Bond Fund

— GMO International Bond Fund

— GMO Currency Hedged International Bond Fund

— GMO Core Plus Bond Fund

— GMO Emerging Country Debt Fund

— GMO Debt Opportunities Fund

— GMO Strategic Fixed Income Fund

— GMO Asset Allocation International Bond Fund

— GMO Asset Allocation Bond Fund

— GMO U.S. Treasury Fund

“Investment in Other GMO Funds,” beginning on page 91 of this Prospectus, provides information about the GMO Funds listed above that are not Institutional Funds.

Investments in GMO U.S. Treasury Fund and Unaffiliated Money Market Funds.    Each of the Institutional Funds may invest in GMO U.S. Treasury Fund, another fund managed by GMO, and money market funds that are unaffiliated with GMO.

Benchmarks.    Fund benchmarks (if any) and other comparative indices listed in the “Average Annual Total Returns” table in the Fund summaries are described under “Fund Benchmarks and Comparative Indices.” In some cases, a Fund’s summary states that a Fund seeks to outperform, or seeks total return greater than, its benchmark. Neither the Funds nor the Manager can provide any assurance that this goal will be achieved. A Fund’s benchmark is stated as of the date of this Prospectus and may change without notice to shareholders.

Fee and Expense Information.    The following paragraphs contain additional information about the fee and expense information included in the Fund summaries.

Annual Fund Operating Expenses – Other Expenses and Acquired Fund Fees and Expenses.    The amounts listed under “Other expenses” in the “Annual Fund operating expenses” table included in each Fund’s summary generally reflect direct expenses associated with an investment in a Fund and its corresponding Institutional Fund for the fiscal year ended April 30, 2013 or an annualized estimate of direct expenses associated with an investment in a Fund and its corresponding Institutional Fund for the Fund’s initial fiscal year, and include administration and certain other fees and expenses (e.g., state registration fees) of the Fund. An Institutional Fund may invest in other funds of GMO Trust as well as exchange-traded funds (“ETFs”) and other pooled investment vehicles (collectively, the “underlying Funds”), and the indirect net expenses associated with the Institutional Fund’s investment (if any) in underlying Funds are reflected in “Other expenses” if those expenses are less than 0.01% of the average net assets of the Institutional Fund. If the indirect net expenses associated with an Institutional Fund’s investment in underlying Funds (“acquired fund fees and expenses”) are 0.01% or more of the Institutional Fund’s average net assets, these expenses are reflected in the “Annual Fund operating expenses” table under “Acquired fund fees and expenses.” Acquired fund fees and expenses do not include expenses associated with investments in the securities of unaffiliated companies unless those companies hold themselves out to be investment companies. Acquired fund fees and expenses generally are based on expenses incurred by the Institutional Fund for the fiscal year ended February 28, 2013, and actual indirect expenses will vary depending on the particular underlying Funds in which the Institutional Fund invests.

Fee and Expense Examples.    The expense example under “Example” included in each Fund’s summary assumes that a shareholder reinvests all dividends and distributions, if any.

Fixed Income Series Funds.    The Fixed Income Series Funds invest substantially all of their assets in corresponding Institutional Funds. These Institutional Funds, together with the other GMO Fixed Income Funds, invest substantially all of their assets in fixed income securities. As previously noted, investing by the GMO Fixed Income Funds includes indirect investments through other GMO Funds. For purposes of this Prospectus, the terms “fixed income securities,” “fixed income investments,” and “bonds” include (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward or option). Some GMO Fixed Income Funds also may invest in sovereign debt, which is a type of fixed income security issued or guaranteed by a government or a governmental agency or political subdivision, or synthetic sovereign debt.

Credit Quality.    For purposes of this Prospectus, the term “investment grade” refers to a rating of Baa3/P-2 or better by Moody’s Investors Service, Inc. (“Moody’s”) or BBB-/A-2 or better by Standard & Poor’s Ratings Services (“S&P”) and the term “below investment grade” refers to any rating below Baa3/P-2 by Moody’s or below BBB-/A-2 by S&P. Fixed income securities rated below investment grade are commonly referred to as high yield or “junk” bonds. In addition, in this Prospectus, securities and commercial paper that are rated Aa/P-1 or better by Moody’s or AA/A-1 or better by S&P are sometimes referred to as “high quality.” Securities referred to in this Prospectus as investment grade, below investment grade, or high quality include not only securities rated by Moody’s and/or S&P, but also unrated securities that the Manager determines have comparable credit qualities.

Duration.    For purposes of this Prospectus, the term “duration” refers to the weighted measure of interest rate sensitivity of a fixed income security. The Manager employs a variety of techniques to adjust the sensitivity of a GMO Fixed Income Fund’s net asset value to changes in interest rates. This sensitivity is often measured by, and correlates with, the estimated interest rate duration of a Fund’s portfolio. For example, the value of an investment held by a GMO Fixed Income Fund with a duration of five years decreases by approximately 5% for every 1% increase in interest rates, while the value of an investment with a duration of six years increases by approximately 6% with every 1% decrease in interest rates. In many cases, the “Principal investment strategies” section of a Fixed Income Series Fund’s summary section provides the Institutional Fund’s dollar-weighted average interest rate duration. The Manager estimates that duration by aggregating the durations of the Fund’s direct and indirect individual holdings and weighting each holding based on its market value. Duration needs to be estimated when the obligor is required to prepay principal and/or interest on a fixed income security and the payments are not denominated in U.S. dollars. The Manager may significantly alter the duration of a Fund through the use of derivatives.

Investments in Other Funds.    Many of the GMO Fixed Income Funds invest in other GMO Funds. In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), many of the GMO Fixed Income Funds may invest in

GMO Emerging Country Debt Fund (“ECDF”), GMO Debt Opportunities Fund (“Debt Opportunities Fund”), GMO U.S. Treasury Fund (“U.S. Treasury Fund”), GMO High Quality Short-Duration Bond Fund (“High Quality Fund”), and GMO World Opportunity Overlay Fund (“Overlay Fund”), which are series of GMO Trust not offered by this Prospectus. For more information regarding ECDF, Debt Opportunities Fund, U.S. Treasury Fund, High Quality Fund, and Overlay Fund, see “Investment in Other GMO Funds” beginning on page 91 of this Prospectus.

Asset Allocation Series Funds.    The Multi-Asset Class Series Funds, Global Equity Allocation Series Fund, International Equity Allocation Series Fund, and International Developed Equity Allocation Series Fund (collectively, the “Asset Allocation Series Funds”) invest in corresponding Institutional Funds. These Institutional Funds, together with GMO Alpha Only Fund (collectively, the “GMO Asset Allocation Funds”), invest primarily in other GMO Funds. As a result, the GMO Asset Allocation Funds are exposed to all of the risks of the GMO Funds in which they invest. As described in this Prospectus, several of the GMO Funds (e.g., many of the GMO Fixed Income Funds) themselves invest a substantial portion of their assets in other GMO Funds. In addition, GMO Benchmark-Free Allocation Fund typically invests a substantial portion of its assets in GMO Implementation Fund (“Implementation Fund”), and the GMO Multi-Asset Class Funds may invest in or hold shares of GMO Alternative Asset Opportunity Fund (“AAOF”), High Quality Fund, GMO Special Situations Fund (“SSF”), and/or Overlay Fund, which are series of GMO Trust not offered by this Prospectus. For more information regarding AAOF, High Quality Fund, Implementation Fund, SSF, and Overlay Fund, see “Investment in Other GMO Funds” beginning on page 91 of this Prospectus.

Temporary Defensive Positions.    The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

The following paragraphs provide additional information about whether, and to what extent, the Institutional Funds and certain other GMO Funds take temporary defensive positions.

The GMO Asset Allocation Funds (other than GMO Benchmark-Free Allocation Fund) and the GMO Equity Funds (other than GMO Global Focused Equity Fund and GMO Quality Fund) normally do not take temporary defensive positions.

GMO Benchmark-Free Allocation Fund may, from time to time, take temporary defensive positions. GMO Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents. GMO Quality Fund reserves the right to make tactical allocations of up to 20% of its net assets to investments in cash and high quality debt investments.

If deemed prudent by the Manager, the GMO Fixed Income Funds (other than GMO U.S. Treasury Fund) may take temporary defensive positions. Many of the GMO Fixed Income Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Fund Codes.    See “Fund Codes” on the inside back cover of this Prospectus for information regarding each Fund’s ticker, news-media symbol, and CUSIP number.

This Prospectus does not offer shares of the Trust in any state where they may not lawfully be offered. Shares of the Trust are not available for purchase in Montana, Nebraska, or Oklahoma.

DESCRIPTION OF PRINCIPAL RISKS

The following chart identifies the Principal Risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Multi-Asset Class Series Funds		Equity Series Funds							Fixed Income Series Funds
	Benchmark-Free Allocation Series Fund	Global Asset Allocation Series Fund	Global Equity Allocation Series Fund	International Equity Allocation Series Fund	International Developed Equity Allocation Series Fund	Foreign Series Fund	U.S. Core Equity Series Fund	Emerging Countries Series Fund	Quality Series Fund	International Bond Series Fund	Core Plus Bond Series Fund	Emerging Country Debt Series Fund
Market Risk — Equities	•	•	•	•	•	•	•	•	•
Market Risk — Fixed Income Investments	•	•	•	•	•					•	•	•
Market Risk — Asset-Backed Securities	•	•	•	•	•					•	•	•
Credit Risk	•	•	•	•	•					•	•	•
Liquidity Risk	•	•	•	•	•	•		•		•	•	•
Smaller Company Risk	•	•	•	•	•	•	•	•
Derivatives Risk	•	•	•	•	•	•	•	•	•	•	•	•
Non-U.S. Investment Risk	•	•	•	•	•	•		•	•	•	•	•
Currency Risk	•	•	•	•	•	•		•	•	•	•	•
Focused Investment Risk	•	•	•	•	•	•	•	•	•	•	•	•
Leveraging Risk	•	•	•	•	•	•	•	•	•	•	•	•
Counterparty Risk	•	•	•	•	•	•	•	•	•	•	•	•
Short Sales Risk	•	•	•	•	•
Natural Resources Risk	•	•	•	•	•
Commodities Risk	•	•	•	•	•
Market Disruption and Geopolitical Risk	•	•	•	•	•	•	•	•	•	•	•	•
Large Shareholder Risk	•	•	•	•	•	•	•	•	•	•	•	•
Management and Operational Risk	•	•	•	•	•	•	•	•	•	•	•	•
Options Risk	•	•	•	•	•
Fund of Funds Risk	•	•	•	•	•	•	•	•	•	•	•	•
Non-Diversified Funds	•	•	•	•	•	•		•	•	•	•	•

Investing in mutual funds involves many risks. Factors that may affect a particular Fund’s portfolio as a whole, called “principal risks,” are discussed briefly in each Fund’s summary and in additional detail in this section. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies the Manager employs on its behalf. This section describes the principal risks and some related risks but does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time. The SAI includes more information about the Funds and their investments.

Because each Fund invests substantially all of its assets in an Institutional Fund, the most significant risks of investing in a Fund are the risks to which the Fund is exposed through its corresponding Institutional Fund, which include the principal risks summarized below. In addition to the risks to which each Fund is exposed through investment in its corresponding Institutional Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of its corresponding Institutional Fund. As indicated in the Fund summaries and in the “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses” section of this Prospectus, references in this section to investments made by a Fund include those made by its corresponding Institutional Fund.

An investment in a Fund, by itself, generally does not provide a complete investment program but rather is intended to serve as part of an investor’s overall portfolio of investments. An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•  MARKET RISK.    All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities.    Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor management performance or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

The GMO Equity Funds and the GMO Asset Allocation Funds invest a substantial portion of their assets in equities and, as a result, declines in stock market prices generally are likely to reduce the net asset values of those Funds’ shares.

Because of GMO Risk Premium Fund’s emphasis on selling put options on stock indices, its shares are expected to decline in value when those indices decline in value. Also, GMO Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise rapidly because the Fund does not have exposure to the upside of the equity markets.

If a Fund purchases equities at a discount from their value as determined by the Manager, the Fund runs the risk that the market prices of these investments will not appreciate or will decline for a variety of reasons, one of which may be the Manager’s overestimation of the value of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments.    Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value (see “Determination of Net Asset Value”) exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Liquidity Risk” below for more information about these risks.

A principal risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations and in some cases duration can increase.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) normally changes when real interest rates change. Their value typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. Real interest rates may not fluctuate in the same manner as nominal interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation indexed bonds may decline more than the price of non-inflation indexed (or nominal) fixed income bonds with similar maturities. The market price of a Fund’s inflation indexed bonds, however, will not necessarily change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their price. Moreover, if the index measuring inflation falls, the principal value of inflation indexed bond investments will be adjusted downward, and, consequently, the interest they pay (calculated with respect to a smaller principal amount) will be reduced. In the case of TIPS, the U.S. government guarantees the repayment of the original bond principal upon maturity (as adjusted for inflation).

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as GMO U.S. Treasury Fund, will have a negative return unless the Manager waives or reduces its management fees.

Market risk for fixed income securities denominated in non-U.S. currencies is also affected by currency risk. See “Currency Risk” below.

Asset-Backed Securities.    Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk that these securities experience severe credit downgrades, illiquidity, defaults, and declines in market value. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream the Manager expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may cause a Fund to suffer significantly greater declines in value due to defaults, as sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this Prospectus, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, which could cause the market price of the Fund’s investment to decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for GMO Debt Opportunities Fund, which primarily holds asset-backed securities, and for GMO Fixed Income Funds that have invested substantial portions of their assets in GMO Debt Opportunities Fund.

•  CREDIT RISK.    This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality) and whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. In addition, payment of principal of fixed income securities guaranteed by the U.S. government can be delayed because the guarantee generally only requires payment upon maturity of the securities. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In some cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that its rating will be downgraded.

Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described in “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by a change in their yield relative to their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”), which are defined in this Prospectus under “Additional Information About the Funds’ Investment Strategies, Risks, and Expenses — Fixed Income Series Funds.” The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

•  LIQUIDITY RISK.    Liquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or unwinding derivative positions at desirable prices. In addition to these risks, a Fund is exposed to liquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). All of the Funds are subject to liquidity risk, but those with the greatest risk have principal investment strategies that involve investment in asset-backed securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float-adjusted market capitalizations, and emerging market securities. These types of investments can be difficult to value (see “Determination of Net Asset Value”), exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

GMO Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when GMO Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by GMO Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If GMO Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

•  SMALLER COMPANY RISK.    Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, or may lack managers with experience or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. In addition, market risk and liquidity risk are particularly pronounced for securities of these companies.

•  DERIVATIVES RISK.    All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to the value of the assets, rates, or indices they are designed to track. Derivatives include futures, non-U.S. currency contracts, swap contracts, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, interest rates, currencies or currency exchange rates, inflation rates, commodities, and indices. The SAI contains a description of the various types and uses of derivatives in the Funds’ investment strategies.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., non-U.S. currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund often will not receive the collateral the day the collateral is called for.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, liquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to liquidity risk (see “Liquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. See “Distributions and Taxes” below.

The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because the legislation leaves much to rule making (and many of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In many ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Manager expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared swaps due to their more limited liquidity and market history.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the new clearing mechanisms will achieve that result, and in the meantime, as noted above, central clearing exposes the Funds to new kinds of risks and costs.

•  NON-U.S. INVESTMENT RISK.    Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. The securities markets of many non-U.S. countries include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of those securities fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, custody, and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments, and (iii) the repatriation of proceeds generated from the sale of those investments. A Fund may seek to collect a refund in respect of taxes paid to a non-U.S. country. In those cases, all or a portion of those taxes could ultimately be recovered by a Fund. However, the recovery process could take several years and the Fund will incur expenses in its efforts to collect the refund, which will reduce the benefit of any recovery. A Fund’s efforts to collect a refund may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and it may decide not to pursue a refund, even if eligible.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the U.S. with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in non-U.S. currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of the Manager’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of the Manager’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

•  CURRENCY RISK.    Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the non-U.S. currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons, including changes in supply and demand in the currency exchange markets, trade balances, actual or perceived changes in interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, intervention (or the failure to intervene) by governments, central banks or supranational agencies such as the International Monetary Fund, and currency or exchange controls or other political and economic developments in the U.S. or abroad. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case the Manager may decide to purchase U.S. dollars in a parallel market in which the exchange rate is materially and adversely different. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in non-U.S. currencies (such as futures, forwards, options, and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

•  FOCUSED INVESTMENT RISK.    Funds whose investments are focused in particular countries, regions, sectors, companies, or industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers with high positive correlations to one another (such as GMO U.S. Treasury Fund’s investments in securities issued by the U.S. Treasury and other fixed income securities that are backed by the full faith and credit of the U.S. government), are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, non-U.S. country or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making non-U.S. investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because GMO Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to a relatively small number of stock indices, the Fund is subject to focused investment risk.

•  LEVERAGING RISK.    The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s use of reverse repurchase agreements also subjects it to interest costs based on the difference between the sale and repurchase price of the security involved. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

•  COUNTERPARTY RISK.    Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions are not required to be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives will be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

•  SHORT SALES RISK.    Some Funds may use short sales in their investment programs in an attempt to increase their returns or for hedging purposes.

In implementing its principal investment strategies, GMO Alpha Only Fund is permitted to engage in short sales of securities or currencies that it does not own. To do so, GMO Alpha Only Fund borrows a security (e.g., shares of an ETF) or currency from a broker and sells it to a third party. This type of short sale exposes GMO Alpha Only Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses.

Short sales of securities or currencies the Funds do not own involve a form of investment leverage, and the amount of a Fund’s potential loss is theoretically unlimited. GMO Alpha Only Fund is subject to increased leveraging risk and other investment risks described in this “Description of Principal Risks” section to the extent it sells short securities or currencies it does not own.

•  NATURAL RESOURCES RISK.    The GMO Asset Allocation Funds may invest in GMO Resources Fund, another fund managed by GMO. For more information regarding GMO Resources Fund, see page 105 of this Prospectus. GMO Resources Fund concentrates its investments in the natural resources sector, and so is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

GMO Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because GMO Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

The GMO Asset Allocation Funds are exposed to the risks of investments in the natural resources sector to the extent they invest in GMO Resources Fund.

•  COMMODITIES RISK.    The GMO Multi-Asset Class Funds may invest in GMO Alternative Asset Opportunity Fund, another fund managed by GMO. For more information regarding GMO Alternative Asset Opportunity Fund, see page 91 of this Prospectus. GMO Alternative Asset Opportunity Fund has significant exposure to commodity markets. Therefore, the net asset value of its shares is affected by factors particular to those markets and may decline and fluctuate in a rapid and unpredictable manner. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, and tariffs. GMO Alternative Asset Opportunity Fund invests in commodity-related derivatives. The value of these derivatives may fluctuate more than the commodity or commodities or commodity index to which they relate. The GMO Multi-Asset Class Funds are exposed to the risks of investments in commodities to the extent they invest in GMO Alternative Asset Opportunity Fund.

•  MARKET DISRUPTION AND GEOPOLITICAL RISK.    The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’

investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Description of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

•  LARGE SHAREHOLDER RISK.    To the extent that a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance if it is forced to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, GMO Funds and other accounts over which GMO has investment discretion that invest in the Funds are not subject to restrictions on the frequency of trading of Fund shares. The GMO Asset Allocation Funds and separate accounts managed by the Manager for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by the Manager may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, accelerate the realization of taxable income and/or gains to shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

•  MANAGEMENT AND OPERATIONAL RISK.    Each Fund is subject to management risk because it relies on the Manager’s ability to achieve its investment objective. Each Fund runs the risk that the Manager’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. The Manager also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of GMO Tax-Managed International Equities Fund, the Manager’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the GMO Tax-Managed International Equities Fund, and current or future in tax legislation and regulation.

As described in the Fund summaries, for some Funds the Manager’s portfolio managers use quantitative analyses and models. Any imperfections, errors, or limitations in those analyses and models could affect the ability of the portfolio managers to implement a Fund’s strategies. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key personnel of the Manager will continue to be employed by the Manager. The loss of their services could have an adverse impact on the Manager’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by the Manager and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses on the security. The Manager is not contractually liable to the Funds for losses associated with operational risk absent the Manager’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

•  OPTIONS RISK.    The market price of options written by a Fund will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, the Manager, and other funds advised by the Manager may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s or an underlying Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s or an underlying Fund’s options transactions potentially could cause a substantial portion of the Fund’s or an underlying Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. Due to GMO Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

•  FUND OF FUNDS RISK AND RELATED CONSIDERATIONS.    Because each Fund invests substantially all of its assets in an Institutional Fund, which may invest in shares of other investment companies, including other GMO Funds, money market funds, and ETFs (for purposes of this risk disclosure, “underlying Funds”), the Funds are exposed to the risk that the Institutional Funds or the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of its corresponding Institutional Fund, and the Institutional Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund and its corresponding Institutional Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if an Institutional Fund or its successor increases its fees or incurs additional expenses, or when an Institutional Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Institutional Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some of their underlying Funds (e.g., many of the GMO Fixed Income Funds) invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the GMO Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. In addition, to the extent a Fund and its corresponding Institutional Fund invest in shares of other GMO Funds, they are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. Unlike the index, an ETF incurs administrative expenses and transaction costs in trading securities. In addition, the timing and magnitude of cash inflows and outflows from and to investors buying and redeeming shares in the ETF could create cash balances that cause the ETF’s performance to deviate from the index (which remains “fully invested” at all times). Performance of an ETF and the index it is designed to track also may diverge because the composition of the index and the securities held by the ETF may occasionally differ. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

•  NON-DIVERSIFIED FUNDS.    Some of the Funds invest substantially all of their assets in Institutional Funds that are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended. This means the Institutional Funds are allowed to invest in the securities of a relatively small number of issuers and/or non-U.S. currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Institutional Funds are not diversified investment companies under the Investment Company Act of 1940, as amended:

•	GMO Foreign Fund

•	GMO Emerging Countries Fund

•	GMO Quality Fund
•	GMO Core Plus Bond Fund

•	GMO International Bond Fund

•	GMO Emerging Country Debt Fund

In addition, each of the GMO Fixed Income Funds (other than GMO U.S. Treasury Fund), the GMO Asset Allocation Funds, and GMO Currency Hedged International Equity Fund invests a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the Investment Company Act of 1940, as amended. Except as otherwise noted in the Fund summaries of this Prospectus under “Principal investment strategies,” each of the GMO Asset Allocation Funds may invest without limitation in other GMO Funds that are not diversified.

FUND BENCHMARKS AND COMPARATIVE INDICES

The following section provides additional information about the Funds’ benchmarks (if any) and other comparative indices listed under “Investment objective” and the “Average Annual Total Returns” table in the Fund summaries:

Benchmark/Comparative Index	Description
Barclays U.S. Aggregate Index	The Barclays U.S. Aggregate Index is an independently maintained and widely published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.
Barclays U.S. Treasury Inflation Notes: 1-10 Year Index	The Barclays U.S. Treasury Inflation Notes: 1-10 Year Index is an independently maintained and widely published index comprised of inflation-protected securities issued by the U.S. Treasury having a maturity of 1-10 years.
Consumer Price Index	The Consumer Price Index for All Urban Consumers U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services.
GMO Global Asset Allocation Index	The GMO Global Asset Allocation Index is an internally maintained composite benchmark computed by the Manager, comprised of (i) the MSCI ACWI (All Country World Index) Index (MSCI Standard Index Series) through 6/30/2002, (ii) 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA (MSCI Standard Index Series), and 35% Barclays U.S. Aggregate Index from 6/30/2002 through 3/31/2007, and (iii) 65% MSCI ACWI (All Country World Index) (MSCI Standard Index Series) and 35% Barclays U.S. Aggregate Index thereafter. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.
J.P. Morgan EMBI Global	The J.P. Morgan EMBI (Emerging Markets Bond Index) Global is an independently maintained and widely published index comprised of U.S. dollar-denominated Eurobonds, traded loans, and legacy Brady bonds issued by sovereign and quasi-sovereign entities.
J.P. Morgan EMBI Global +	The J.P. Morgan EMBI (Emerging Markets Bond Index) Global + is an internally maintained composite benchmark computed by the Manager, comprised of (i) the J.P. Morgan EMBI through 8/31/1995, (ii) the J.P. Morgan EMBI + through 12/31/1999, and (iii) the J.P. Morgan EMBI Global thereafter.
J.P. Morgan GBI Global ex U.S.	The J.P. Morgan GBI (Government Bond Index) Global ex U.S. is an independently maintained and widely published index comprised of non-U.S. government bonds with maturities of one year or more.
J.P. Morgan U.S. 3 Month Cash Index	The J.P. Morgan U.S. 3 Month Cash Index is an independently maintained and widely published index comprised of three month U.S. dollar Euro deposits.

Benchmark/Comparative Index	Description
MSCI ACWI	The MSCI ACWI (All Country World Index) (MSCI Standard Index Series) is an independently maintained and widely published index comprised of global developed and emerging markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI ACWI +	The MSCI ACWI (All Country World Index) + is an internally maintained composite benchmark computed by the Manager, comprised of (i) the GMO Global Equity Index, an internally maintained composite benchmark computed by the Manager, comprised of 75% S&P 500 Index and 25% MSCI ACWI ex USA (MSCI Standard Index Series) through 5/31/2008 and (ii) the MSCI ACWI (MSCI Standard Index Series) thereafter. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.
MSCI ACWI ex USA	The MSCI ACWI (All Country World Index) ex USA (MSCI Standard Index Series) is an independently maintained and widely published index comprised of international (excluding U.S. and including emerging) large and mid capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI EAFE Index	The MSCI EAFE (Europe, Australasia, and Far East) Index (MSCI Standard Index Series) is an independently maintained and widely published index comprised of international large and mid capitalization stocks. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
MSCI World Index	The MSCI World Index (MSCI Standard Index Series) is an independently maintained and widely published index comprised of global developed markets. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
S&P 500 Index	The S&P 500 Index is an independently maintained and widely published index comprised of U.S. large capitalization stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.
S&P/IFCI Composite Index	The S&P/IFCI Composite Index is an independently maintained and widely published index comprised of emerging markets stocks. S&P does not guarantee the accuracy, adequacy, completeness or availability of any data or information and is not responsible for any errors or omissions from the use of such data or information. Reproduction of the data or information in any form is prohibited except with the prior written permission of S&P or its third party licensors.

MANAGEMENT OF THE TRUST

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides investment management and administrative services to the Funds of the Trust. GMO is a private company, founded in 1977. As of July 31, 2013, GMO managed on a worldwide basis more than $113 billion.

Subject to the approval of the Trustees, the Manager establishes and modifies when it deems appropriate the investment strategies of the Funds. In addition to its management of the Funds’ investment portfolios, the Manager administers the Funds’ business affairs.

Each Fund invests substantially all of its assets in an underlying Institutional Fund. The Trustees may determine to change the Institutional Fund in which a Fund invests, in accordance with the Trust’s Agreement and Declaration of Trust, and will provide the Fund’s shareholders at least 60 days’ notice prior to implementing such a change. Information about the Institutional Funds is contained in a separate prospectus and statement of additional information (available at www.sec.gov).

Different Investment Teams of GMO are primarily responsible for the investment management of different Funds. Each Team’s investment professionals work collaboratively. In many instances, Teams also share investment insights with, and benefit from the insights of, other Teams. For example, the Global Equity Team and the Asset Allocation Team collaborate on forecasts for groups of equity securities. The table below identifies the GMO Investment Teams and the Funds for which they are primarily responsible. The same Team is primarily responsible for the management of the Institutional Fund in which the applicable Fund invests.

Investment Team	Primary Responsibilities
Asset Allocation	Asset Allocation Series Funds; U.S. Core Equity Series Fund (asset class forecasts and high-level investment oversight)
Global Equity	U.S. Core Equity Series Fund, Quality Series Fund
International Active	Foreign Series Fund
Emerging Markets	Emerging Countries Series Fund
Fixed Income	Fixed Income Series Funds

The following table identifies the senior member(s) of GMO’s Investment Teams who are primarily responsible for providing investment management services to the Funds and the Institutional Funds and their title and business experience during the past five years. The senior members directly manage, or allocate to members of their Team responsibility for portions of the portfolios of, Funds for which they have responsibility, oversee the implementation of trades, review the overall composition of the Funds’ portfolios, including compliance with stated investment objectives and strategies, and monitor cash.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Asset Allocation Series Funds;* U.S. Core Equity Series Fund (asset class forecasts and high-level investment oversight)	Ben Inker	Co-Head, Asset Allocation Team, GMO. Mr. Inker has been responsible for overseeing the portfolio management of GMO’s asset allocation portfolios since 1996.
	Sam Wilderman	Co-Head, Asset Allocation Team, GMO. Mr. Wilderman has been responsible for overseeing portfolio management of GMO’s asset allocation portfolios since September 2012. Previously, Mr. Wilderman was Co-Head of GMO’s Global Equity Team.
U.S. Core Equity Series Fund, Quality Series Fund	Thomas Hancock	Co-Head, Global Equity Team, GMO. Dr. Hancock has been responsible for overseeing the portfolio management of GMO’s international developed market and global equity portfolios since 1998.
	David Cowan	Co-Head, Global Equity Team, GMO. Mr. Cowan has provided research and portfolio management services to GMO’s global equity portfolios since 2006 and has been the Co-Head of the Global Equity Team since September 2012.

Funds	Senior Member	Title; Business Experience During Past 5 Years
Foreign Series Fund	Drew Spangler	Head, International Active Team, GMO. Mr. Spangler has been responsible for overseeing the portfolio management of GMO’s international active equity portfolios since May 2011. Previously, Mr. Spangler provided portfolio and research services to GMO’s international active equity portfolios since 1994.
Emerging Countries Series Fund	Arjun Divecha	Head, Emerging Markets Team, GMO. Mr. Divecha has been responsible for overseeing the portfolio management of GMO’s emerging markets equity portfolios since 1993.
Fixed Income Series Funds (other than Emerging Country Debt Series Fund)	Marc Seidner	Head, Fixed Income Team, GMO. Mr. Seidner has been responsible for overseeing the portfolio management of GMO’s global fixed income portfolios since March 2014. Previously, Mr. Seidner was a Managing Director and member of PIMCO’s Investment Committee.
Emerging Country Debt Series Fund	Thomas Cooper	Portfolio Manager, Fixed Income Team, GMO. Mr. Cooper has been responsible for overseeing the portfolio management of GMO’s global fixed income portfolios since 1993.

*	In the case of GMO Benchmark-Free Allocation Series Fund, a substantial portion of the assets of its Institutional Fund are typically invested in GMO Implementation Fund (see “Investment in Other GMO Funds — GMO Implementation Fund” on page 102 of this Prospectus), where allocations among asset classes are made by the Asset Allocation Team and specific security selection is primarily handled by other Teams in collaboration with the Asset Allocation Team. For example, the Global Equity Team implements security selection for U.S. and developed market equities in GMO Implementation Fund.

The SAI contains information about how GMO determines the compensation of the senior members, other accounts they manage and related conflicts, and their ownership of the Funds and other GMO Funds for which they have responsibility.

Management Fees

The Funds do not pay the Manager a fee for investment management services, but, as a shareholder of the corresponding Institutional Fund, each Fund bears a pro rata portion of such Institutional Fund’s expenses. Each Institutional Fund paid the Manager, as compensation for investment management services, an annual fee equal to the percentage of the Institutional Fund’s average daily net assets (after waivers and/or reimbursements) for each class of shares during its fiscal year ended February 28, 2013, set forth in the table below:

Institutional Fund	% of Average Net Assets
GMO Benchmark-Free Allocation Fund	0.41%
GMO Global Asset Allocation Fund	0.00	%*
GMO Global Equity Allocation Fund	0.00	%*
GMO International Equity Allocation Fund	0.00	%*
GMO International Developed Equity Allocation Fund	0.00	%*
GMO Foreign Fund	0.53%

Institutional Fund	% of Average Net Assets
GMO U.S. Core Equity Fund	0.28%
GMO Emerging Countries Fund	0.44%
GMO Quality Fund	0.31%
GMO International Bond Fund	0.00%
GMO Core Plus Bond Fund	0.12%
GMO Emerging Country Debt Fund	0.35%

*	These Institutional Funds do not charge management fees directly but pay the management fees charged by the underlying Fund(s) in which they invest.

A discussion of the basis for the Trustees’ approval of each Fund’s investment management contract is included in the Fund’s shareholder report for the period during which the Trustees approved that contract, except that, in the case of a new Fund, a discussion for the basis for the Trustees’ approval of the Fund’s initial investment management contract is or (when available) will be included in the Fund’s initial shareholder report.

Expense Reimbursement

The Manager has contractually agreed to reimburse each Fund for state registration fees to the extent that they are borne by the Fund. The Funds’ contractual expense limitations will continue through at least August 31, 2014, and may not be terminated prior to this date without the action or consent of the Funds’ Board of Trustees.

Administration Fees

Each Fund pays the Manager an administration fee equal to 0.05% of that Fund’s average daily net assets for providing administrative support services. Services provided by the Manager may include, without limitation: processing aggregated purchase and redemption orders for shareholders of record; coordinating operation of the National Security Clearing Corporation’s Fund/SERV system with intermediary platforms; providing information about and processing dividend payments; assisting with the production and distribution of shareholder communications to shareholders of record such as proxies, shareholder reports, and dividend and tax notices; preparing tax returns and related documentation; assisting with the production of registration statements; paying the Trust’s registration fees pursuant to Section 24(f)(2) of the Investment Company Act of 1940, as amended; providing assistance with respect to the audits of the Funds; establishing and maintaining certain information about the shares on an internet site; maintaining certain of the Trust’s records; preparing and submitting reports to various regulatory agencies; preparing and submitting reports and meeting materials to the Trustees of the Trust and to existing shareholders; supervising, negotiating, and administering contractual arrangements with (to the extent appropriate) and monitoring the performance of, third party accounting agents, custodians, depositories, transfer agents, pricing agents, independent accountants and auditors, attorneys, printers, insurers, and other persons in any capacity deemed to be necessary or desirable to Trust or Fund operations and paying for the expenses of such service providers (excluding any sub-transfer agent/recordkeeping payments, whether paid pursuant to the Trust’s Rule 12b-1 Plan or otherwise); providing direct client service, maintenance, and reporting to platform sponsors, retirement plans, and other shareholders of record, and otherwise maintaining the relationships with the recordholders; furnishing office space and equipment, providing bookkeeping and clerical services (excluding determination of net asset value, shareholder services, and fund accounting services for the Fund being supplied by other service providers as the Fund may engage from time to time); and providing individuals affiliated with GMO to serve as officers of the Trust and paying all salaries, fees, and expenses of such officers and Trustees of the Trust who are affiliated with GMO. The Manager has retained State Street Bank to assist it in providing administrative support services.

Custodians and Fund Accounting Agents

State Street Bank and Trust Company (“State Street Bank”), One Lincoln Street, Boston, Massachusetts 02111, serves as the Trust’s custodian and fund accounting agent on behalf of the Asset Allocation Series Funds, the Fixed Income Series Funds, U.S. Core Equity Series Fund, and Quality Series Fund.

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, serves as the Trust’s custodian and fund accounting agent on behalf of the Foreign Series Fund and Emerging Countries Series Fund.

Transfer Agent

State Street Bank serves as the Trust’s transfer agent on behalf of the Funds.

MULTIPLE CLASSES

The Funds offer Class R4, Class R5, and Class R6 shares. The Funds’ fees and expenses are described below. As discussed in detail below under “Sub-transfer Agent/Recordkeeping Payments,” the primary difference between the share classes is the amount of payments that each class pays to third parties who provide these services to retirement plan participants and other investors who invest in a Fund through an omnibus account.

Expenses

Shareholders of the Funds do not pay any transaction-based expenses directly to the Fund, as shares of the Fund are sold without an initial sales charge or a contingent deferred sales charge upon redemption. Certain Institutional Funds and underlying funds charge purchase premiums and/or redemption fees. These amounts are retained by the relevant Institutional Fund or underlying fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Institutional Fund or underlying fund as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. An Institutional Fund or underlying fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time. To the extent that a Fund invests in an Institutional Fund that charges purchase premiums and/or redemption fees, the Fund will pay those costs when it buys and sells shares of the Institutional Fund.

The costs of managing, administering, and operating the Fund are spread among each class of shares. These costs cover such things as a Fund’s allocable share of the expenses of its corresponding Institutional Fund and administration and certain other fees and expenses (e.g., state registration fees) of the Fund, and are reflected in each Fund’s “Annual Fund operating expenses” table in the Fund summaries.

Sub-transfer Agent/Recordkeeping Payments

Sub-transfer agent/recordkeeping payments are made by Class R4 and Class R5 shares of the Funds to unaffiliated third parties (e.g., financial intermediaries) for providing sub-transfer agency, recordkeeping, and other administrative services to retirement plan participants and other investors who hold shares of the Funds through an omnibus account. The amount paid for sub-transfer agent/recordkeeping services will vary depending on the share class selected for investment by the retirement plan sponsor or other financial intermediary. Class R4 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.25% of Class R4’s average daily net assets. Class R5 shares pay for sub-transfer agent/recordkeeping services at an annual rate of 0.10% of Class R5’s average daily net assets. Class R6 shares do not make payments to third parties for sub-transfer agent/recordkeeping services. Plan fiduciaries may wish to consider the fees paid by each class for sub-transfer agent/recordkeeping services in evaluating the services provided by, and fees paid to, plan recordkeepers and administrators.

Sub-transfer agent/recordkeeping payments by Class R4 shares and Class R5 shares are made pursuant to a distribution and service plan under Rule 12b-1 (the “Plan”). The payments made under the Plan are reflected in the Funds’ “Annual Fund operating expenses” tables in the Fund summaries under the caption “Distribution and service (12b-1) fee.” By adopting the Plan, the Fund is permitted to pay fees that are intended to result in the sale and distribution of its shares, to the extent that a portion of the sub-transfer agent/recordkeeping payments are characterized as such. Because fees paid under the Plan are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Conversion Privileges

Shareholders of record may be able to convert between the different classes of shares of a Fund if they satisfy eligibility requirements for the other class, if any. If a shareholder converts from one share class to another share class of a Fund, the transaction will be based on the respective net asset value of each class as of the trade date for the conversion. Consequently, the converting shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the converted shares. For U.S. federal income tax purposes, to the extent a client is invested in a Fund through a taxable account, the conversion of a client’s investment from one class of shares of that Fund to another class of shares of that same Fund is not intended to result in the recognition of gain or loss in the shares that are converted. In this case, the client’s tax basis in the new class of shares immediately after the conversion will equal the client’s basis in the converted shares immediately before conversion, and the holding period of the new class of shares will include the holding period of the converted shares.

Exchange Privileges

Shareholders may be able to exchange shares of a Fund for any class of shares of another Fund if they satisfy eligibility requirements for the other Fund, if any. If a shareholder exchanges shares of a Fund for shares of another Fund, the transaction will be based on the respective net asset value of each Fund as of the trade date for the exchange. Consequently, the exchanging shareholder may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. The total value of the initially held shares, however, will equal the total value of the shares held after the exchange. Unless you are investing through a tax-qualified retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Distributions and Taxes” below for more information).

DETERMINATION OF NET ASSET VALUE

The net asset value or “NAV” of a Fund and of each class of its shares is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. Boston time. Current net asset values per share for each series of GMO Series Trust are available at by calling 1-877-466-7778.

The NAV per share of a class of shares of a Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, allocated to that share class by the total number of outstanding shares of that class. NAV is not determined on any days when the NYSE is closed for business. In addition, NAV for the Fixed Income Series Funds is not determined (and accordingly transactions in shares of the Fixed Income Series Funds are not processed) on days when either the NYSE or the U.S. bond markets are closed. In addition, because some Funds or Institutional Funds hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE or the U.S. bond markets are closed, the NAV of those Funds’ or Institutional Funds’ shares may change significantly on days when shares cannot be redeemed.

A Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it accepts no orders to purchase its shares.

Because the Funds invest substantially all of their assets into corresponding Institutional Funds, each Fund’s NAV is calculated based upon the NAV of its corresponding Institutional Fund. Like the Funds, the Institutional Funds’ NAVs are determined as of the close of regular trading on the NYSE. Following is a description of how the value of an Institutional Fund’s investments and any investments by the Fund in addition to its investments in an Institutional Fund are generally determined:

Exchange-traded securities (other than Exchange-traded options) for which market quotations are readily available:

•	Last sale price or

•	Official closing price or

•	Most recent quoted price published by the exchange (if no reported last sale or official closing price) or

•	Quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange)

(Also, see discussion in “Fair Value Pricing” below.)

Exchange-traded options:

•

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions

Cleared derivatives:

•

Closing price quoted by the relevant clearing house (if an updated closing price for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model)

OTC derivatives:

•	Price generally determined by an industry standard model

Unlisted non-fixed income securities for which market quotations are readily available:

•	Most recent quoted price

Fixed income securities (includes bonds, asset-backed securities, loans, structured notes):

•

Most recent quoted price supplied by a single pricing source chosen by GMO (if an updated quoted price for a fixed income security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the most recent quoted price to value that security)

•

Non-emerging market fixed income securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value, if the issuer is deemed to present minimal credit risk

Note: Reliable quoted prices may not always be available. When they are not available, the Funds or Institutional Funds may use alternative valuation methodologies (e.g., valuing the relevant assets at “fair value” as described below).

Shares of other GMO Funds and other open-end registered investment companies:

•	Most recent NAV

“Quotation” or “quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If the pricing convention for a security does not involve a bid or an ask, the “quotation” or “quoted price” may be a market quotation provided by a market participant or other third party pricing source in accordance with the convention for that security.

The prices of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances, and the value of non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. Boston time, at then current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value.

Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by a Fund or an Institutional Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund or the Institutional Fund.

“Fair Value” pricing:

For all other assets and securities, including derivatives, and in cases where quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, the Funds’ and the Institutional Funds’ investments are valued at “fair value,” as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.

With respect to the Funds’ and the Institutional Funds’ use of “fair value” pricing, you should note the following:

▶

In some cases, a significant percentage of a Fund’s or an Institutional Fund’s assets may be “fair valued.” The value of assets that are “fair valued” is determined by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Factors that may be considered in determining “fair value” include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund’s or an Institutional Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including a Fund’s or an Institutional Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in pricing, and in particular fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

▶

The valuation methodologies described above are modified for equity securities listed on foreign exchanges and that trade in securities markets that close prior to the close of the NYSE due to time zone differences, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the value will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close.

▶

A Fund’s or an Institutional Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index more than would otherwise be the case. For example, a Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s or the Institutional Fund’s net asset value is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund or the Institutional Fund uses an adjusted “fair value” price.

NAME POLICIES

To comply with SEC rules regarding the use of descriptive words in a fund’s name, some Funds have adopted policies of investing at least 80% of the value of their net assets plus the amount of any borrowings made for investment purposes, through their Institutional Fund, in specific types of investments, industries, countries, or geographic regions (each policy, a “Name Policy”). Those Name Policies are described in the “Principal investment strategies” section of their summaries.

A Fund will not change its Name Policy without providing its shareholders at least 60 days’ prior written notice. When used in connection with a Fund’s Name Policy, “assets” include the Fund’s net assets plus any borrowings made for investment purposes. In addition, a Name Policy calling for a Fund to invest in a particular country or geographic region requires that the Fund’s investments be “tied economically” to that country or region. For purposes of this Prospectus, an investment is “tied economically” to a particular country or region if: (i) it is an investment in an issuer that is organized under the laws of that country or of a country within that region or in an issuer that maintains its principal place of business in that country or region; (ii) it is traded principally in that country or region; or (iii) it is an investment in an issuer that derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in that country or region, or has at least 50% of its assets in that country or region. An Institutional Fund may invest directly in securities of companies in a particular industry, country, or geographic region or indirectly, for example, through investments in another GMO Fund, derivatives, or synthetic instruments with underlying assets that have economic characteristics similar to investments tied economically to a particular industry, country, or geographic region. Funds with the term “international,” “global,” or “world” included in their names have not adopted formal Name Policies with respect to those terms, but typically invest in investments that are tied economically to, or seek exposure to, a number of countries throughout the world.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy with respect to disclosure of their portfolio holdings. That policy is described in the SAI. The Funds’ portfolio holdings are available quarterly on the SEC’s website when the Funds file a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings). GMO may make the Funds’ portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the SAI.

Each Fund invests substantially all of its assets in an Institutional Fund that invests in securities and other instruments. Information about the Institutional Funds’ portfolio holdings is subject to the Institutional Funds’ portfolio holdings disclosure policy, which is summarized below. The largest fifteen portfolio holdings of some Institutional Funds (on a look through basis in the case of the GMO Asset Allocation Funds) and all of the direct holdings of the GMO Asset Allocation Funds are posted monthly on GMO’s website (www.gmo.com). In addition, from time to time, attribution information regarding the positions of some Institutional Funds may be posted on GMO’s website (e.g., best/worst performing positions in the Institutional Fund over a specified time period). Such information is available without a confidentiality agreement to registered users on GMO’s website.

Additional information regarding the portfolio holdings of some Institutional Funds as of each month’s end is made available to shareholders of GMO Trust (including shareholders of record of indirect investments in an Institutional Fund through a Fund) (“permitted shareholders”), qualified potential shareholders as determined by GMO (including qualified potential shareholders of record who are considering an indirect investment in an Institutional Fund through a Fund) (“potential shareholders”), and their consultants or agents through a secured link on GMO’s website, as set forth below:

Institutional Funds	Approximate date of posting to website of preliminary holding information
GMO Equity Funds and GMO Fixed Income Funds	5 days after month end
GMO Asset Allocation Funds (other than GMO Alpha Only Fund)	2 days after month end

Permitted shareholders and potential shareholders of Institutional Funds that invest in other GMO Funds, as well as their consultants and agents, are able to access the portfolio holdings of the GMO Funds in which those Institutional Funds invest when that information is posted each month on GMO’s website. Periodically, in response to heightened market interest in specific issuers, an Institutional Fund’s holdings in one or more issuers may be made available on a more frequent basis to permitted shareholders, potential shareholders, and their consultants or agents through a secured link on GMO’s website. This information may be posted as soon as the business day following the date to which the information relates.

To access this information on GMO’s website (http://www.gmo.com/america/strategies), permitted shareholders, potential shareholders, and their consultants and agents (collectively, “permitted recipients”) must contact GMO to obtain a password and user name (to the extent they do not already have them) and must generally enter into a confidentiality agreement with GMO and GMO Trust. GMO may also provide permitted recipients with information regarding underlying GMO Funds and other direct holdings of a GMO Asset Allocation Fund (except GMO Benchmark-Free Allocation Fund), and a confidentiality agreement is not required to view this information. GMO may make the Institutional Funds’ portfolio holdings information available in alternate formats and under additional circumstances under the conditions described in the Institutional Funds’ statement of additional information. Beneficial owners of shares of a Fund who have invested in the Fund through a broker or agent should contact that broker or agent for information on how to obtain access to information on the website regarding an Institutional Fund’s portfolio holdings.

The Institutional Funds or GMO may suspend the posting of portfolio holdings of one or more of the Institutional Funds, and the Institutional Funds may modify the disclosure policy, without notice to shareholders. Once posted, an Institutional Fund’s portfolio holdings will remain available on the website at least until the Institutional Fund files a Form N-CSR (annual/semiannual report) or Form N-Q (quarterly schedule of portfolio holdings) for the period that includes the date of those holdings.

HOW TO PURCHASE SHARES

Each class of shares is primarily available for purchase by eligible retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans) whose accounts are maintained by the Funds at an omnibus level, Section 529 plans, and other accounts. At the discretion of GMO, other investors may be permitted to invest in Fund shares.

In general, shareholders of record may purchase shares of a Fund on days when the NYSE is open for business (and, in the case of a Fixed Income Series Fund, on days when the U.S. bond markets also are open for business). The Funds may authorize one or more brokers or agents to receive purchase orders on their behalf. Such brokers and agents may be authorized to designate other intermediaries to receive purchase orders on the Funds’ behalf.

Retirement plan participants and other investors purchasing a Fund’s shares through a financial intermediary may establish an account and add shares of a Fund to an account by contacting the plan administrator or other financial intermediaries designated by the Fund or the plan administrator. The plan administrator or designated financial intermediaries will conduct the transaction, or provide investors purchasing shares through them with the means to conduct the transaction themselves.

There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of a Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO.

The Trust or its agents may reject a purchase order for any reason. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and other restrictions (in addition to those described in this Prospectus) for purchasing a Fund’s shares through them.

The Trust may decline to accept a purchase order if an Internal Revenue Service (“IRS”) Form W-9 (for U.S. shareholders) or the appropriate IRS Form W-8 (for non-U.S. shareholders) with a correct taxpayer identification number (if required) is not on file with the Trust or if the W-9 or W-8 has not been deemed to be in good order by the Trust’s withholding agent, State Street Bank and Trust Company. The Trust may require additional tax-related certifications, information or other documentation from you in order to comply with applicable U.S. federal reporting and withholding tax provisions, including the Foreign Account Tax Compliance Act. For more information on these rules, see “Taxes” in the SAI. Please consult your tax adviser to ensure all tax forms provided to the Trust are completed properly and maintained, as required, in good order. The Trust and its agents have the right to decide when a completed form is in good order.

Purchase Policies.    The plan administrator or other financial intermediary is responsible for transmitting a purchase order in good order to the Trust or its designated agent to avoid it being rejected. Investors who have entered into agreements with the Trust may purchase shares through the National Securities Clearing Corporation (“NSCC”). In general, a purchase order sent outside of the NSCC from a record holder of a Fund’s shares is in good order if it includes:

•	The name of the Fund being purchased;

•	The U.S. dollar amount of the shares to be purchased;

•	The date on which the purchase is to be made (subject to receipt prior to the close of regular trading on the NYSE (generally 4:00 p.m. Boston time) (the “Cut-off Time”) on that date);

•	The name and/or the account number (if any) set forth with sufficient clarity to avoid ambiguity; and

•	The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list.

If payment in full (in U.S. funds paid by check or wire or, when approved, by securities) is not received prior to the Cut-off Time on the intended purchase date, the order may be rejected or deferred until payment in full is received unless prior arrangements for later payment have been approved by GMO.

A purchase order received in “good order” will be priced at the net asset value of the Fund shares being purchased next computed after it is received by the Trust or an authorized agent. If a purchase order is received in good order by the Trust or its designated agent, together with payment in full, prior to the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share determined on that day. If the purchase order and payment are received after the Cut-off Time, the purchase price for the Fund shares to be purchased is the net asset value per share determined on the next business day that the NYSE is open. In the case of a Fixed Income Series Fund, purchase orders that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the purchase price for a Fixed Income Series Fund’s shares to be purchased is the net asset value per share determined on that day. For plan participants or other investors submitting their purchase orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of purchase; please contact your financial intermediary for more information. The Fund and its agents reserve the right to reject any purchase order.

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires the Trust to verify identifying information provided by each investor that opens an account and the Trust may require further identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, the account may be closed and your shares redeemed at their net asset value at the time of the redemption.

The Trust in its sole discretion and without notice may temporarily or permanently suspend sales of its shares to new investors and/or existing shareholders, change the categories of investors eligible to purchase any class of shares of a Fund, and change the minimum initial or subsequent investment requirements for any class of shares of a Fund.

Submitting Your Purchase Order Form.    Investors who have entered into agreements with the Trust can submit purchase orders through the NSCC. Shareholders of record also can submit completed purchase order forms by mail, facsimile, or other form of communication pre-approved by the Trust to the Trust at:

GMO Series Trust

c/o State Street Bank and Trust Company

Transfer Agency/GMO

Box 5493

Mail Code JHT1651

Boston, Massachusetts 02206

Facsimile: 1-617-937-0227

For purchase orders sent outside the NSCC, please send an e-mail to gmooperationsta@statestreet.com to confirm that the Trust or its designated agent received, made a good order determination regarding, and accepted your purchase order. Do not send cash, checks, or securities directly to the Trust. The Trust will be deemed to have received a purchase order when an authorized agent receives the order. A purchase order submitted by mail is “received” by the Trust when it is actually delivered to the Trust or its authorized agent. A purchase order delivered by facsimile is “received” by the Trust when it is actually received by the Trust or its authorized agent. The Trust is not responsible for purchase orders submitted but not actually received by the Trust or its designated agent for any reason, including purchase orders not received on account of a computer virus or other third-party interference.

Funding Your Investment.    Shareholders of record may purchase shares outside of the NSCC:

•	with cash (by means of wire transfer or check or other form of payment preapproved by GMO Shareholder Services)

▶	By wire. Instruct your bank to wire your investment to:

State Street Bank and Trust Company, Boston, Massachusetts

ABA#: 011000028

Attn: Transfer Agent

Credit: GMO Series Fund Deposit Account 10111003

Further credit: GMO Series Fund — Fund name

▶

By check.    All checks must be made payable to the appropriate Fund or to GMO Series Trust. The Trust will not accept checks payable to a third party that have been endorsed by the payee to the Trust. Mail checks to:

By U.S. Postal Service:	By Overnight Courier:
State Street Bank and Trust Company	State Street Bank and Trust Company
Transfer Agency/GMO	Attn: Transfer Agency/GMO
Box 5493	200 Clarendon Street
Mail Code JHT1651	Mail Code JHT1651
Boston, MA 02206	Boston, MA 02116

•	in exchange for securities acceptable to the Manager

▶	securities must be approved by the Manager prior to transfer to the Fund.

▶	securities will be valued as set forth under “Determination of Net Asset Value.”

▶	you may bear any stamp or other transaction-based taxes or certain other costs arising in connection with the transfer of securities to the Fund.

•	by a combination of cash and securities

The Trust is not responsible for cash (including wire transfers and checks) or securities delivered in connection with a purchase of Fund shares until they are actually received by the Fund.

Automatic Investment Plan.    If your plan administrator or financial intermediary has provided you with a means to establish an “automatic investment plan,” you may instruct your plan administrator or financial intermediary to automatically invest in a Fund. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic investment plan.”

Frequent Trading Activity.    As a matter of policy, the Trust will not honor requests for purchases or exchanges by shareholders identified as engaging in frequent trading strategies, including market timing, that GMO determines could be harmful to a Fund and its shareholders. Frequent trading strategies generally are strategies that involve repeated exchanges and/or purchases and redemptions (or redemptions and purchases) within a short period of time. Frequent trading strategies can be disruptive to the efficient management of a Fund, materially increase portfolio transaction costs and taxes, dilute the value of shares held by long-term investors, or otherwise be harmful to a Fund and its shareholders.

The Trustees have adopted procedures designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders (the “Procedures”). The Procedures include the fair valuation of non-U.S. securities, periodic surveillance of trading in shareholder accounts and inquiry as to the nature of trading activity. If GMO determines that an account is engaging in frequent trading that has the potential to be harmful to a Fund or its shareholders, the Procedures permit GMO to adopt various prevention measures, including suspension of the account’s exchange and purchase privileges. There is no assurance that the Procedures will be effective in all instances. The Funds reserve the right to reject any order or terminate the sale of Fund shares at any time.

Shares of the Funds are distributed through financial intermediaries that submit aggregate or net purchase and redemption orders through omnibus accounts. These omnibus accounts often by nature engage in frequent transactions due to the daily trading activity of their investors. Because transactions by omnibus accounts often take place on a net basis, GMO’s ability to detect and prevent the implementation of frequent trading strategies within those accounts is limited. GMO ordinarily seeks the agreement of a financial intermediary to monitor for and restrict frequent trading in accordance with the Procedures. In addition, the Funds may rely on a financial intermediary to monitor for and restrict frequent trading in accordance with the intermediary’s policies and procedures in lieu of the Procedures if GMO believes that the financial intermediary’s policies and procedures are reasonably designed to detect and prevent frequent trading activity that could be harmful to a Fund and its shareholders. Shareholders who own Fund shares through an intermediary should consult with that intermediary regarding its frequent trading policies.

HOW TO REDEEM SHARES

In general, shareholders of record may redeem a Fund’s shares on days when the NYSE is open for business (and, in the case of a Fixed Income Series Fund, on days when the U.S. bond markets also are open for business). The Funds may authorize one or more brokers or agents to receive redemption orders on their behalf. Such brokers or agents may be authorized to designate other intermediaries to receive redemption orders on the Funds’ behalf.

Retirement plan participants and other investors holding shares of a Fund through a financial intermediary may sell shares of the Fund by contacting their plan administrator or the financial intermediary designated by the plan administrator. The plan administrator or designated financial intermediary will conduct the transaction, or provide investors holding shares through them with the means to conduct the transaction themselves. The plan administrator or other financial intermediary, broker, or agent may impose transaction fees and other restrictions (in addition to those described in this Prospectus) for redeeming a Fund’s shares through them.

Redemption Policies.    The plan administrator or other financial intermediary is responsible for submitting a redemption order in good order to avoid having it rejected by the Trust or its designated agent. Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. For transactions outside the NSCC, in general, a redemption order from a record holder of a Fund’s shares is in good order if it includes:

•	The name of the Fund being redeemed;

•	The number of shares or the dollar amount of the shares to be redeemed or the amount that the investor wants to receive;

•	The date on which the redemption is to be made (subject to receipt prior to the Cut-off Time on that date);

•	The name and/or the account number set forth with sufficient clarity to avoid ambiguity;

•	The signature of an authorized signatory as identified in the GMO Series Trust Application or subsequent authorized signers list; and

•

Wire instructions or registration address that match the wire instructions or registration address (as applicable) on file at GMO or confirmation from an authorized signatory that the wire instructions are valid.

Redemption orders received in “good order” will be priced at a Fund’s net asset value next computed after they are received by the Trust or an authorized broker or the broker’s authorized designee. If a redemption order is received in good order by the Trust or its designated agent prior to the Cut-off Time, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on that day. In the case of each class of a Fixed Income Series Fund, redemption orders in good order that are received on days when either the NYSE or the U.S. bond markets are closed will not be accepted until the next day on which both the NYSE and the U.S. bond markets are open, and the redemption price will be the net asset value per share determined that day. If a redemption order is received after the Cut-off Time, the redemption price for the Fund shares to be redeemed is the net asset value per share determined on the next business day that the NYSE is open, and, in the case of each class of the Fixed Income Series Funds, the next business day that the U.S. bond markets also are open. For plan participants and other investors submitting their redemption orders through a plan administrator or other financial intermediary, the specific requirements for good order depend on the type of account and transaction and the method of redemption; please contact your financial intermediary for more information. In the event of a disaster affecting Boston, Massachusetts, plan administrators and other financial intermediaries should contact GMO to confirm that your redemption order was received and is in good order.

Failure to provide the Trust or its agent with a properly authorized redemption order or otherwise satisfy the Trust as to the validity of any change to the wire instructions or registration address may result in a delay in processing a redemption order, delay in remittance of redemption proceeds, or a rejection of the redemption order.

In the Trust’s sole discretion, the Trust may determine to have a Fund pay redemption proceeds wholly or partly in securities (selected by GMO) instead of cash. In the event that a Fund makes a redemption with portfolio securities, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Redemption proceeds for investors who invest through eligible retirement plans or other financial intermediaries will be sent directly to the plan administrator or other financial intermediary. A Fund may take up to seven days to remit proceeds to the plan administrator or other financial intermediary.

Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

•	during periods when the NYSE is closed other than customary weekend or holiday closings;

•	during periods when trading on the NYSE is restricted;

•	during an emergency that makes it impracticable for a Fund to dispose of its securities or to fairly determine its net asset value; or

•	during any other period permitted by the SEC.

Pursuant to the Trust’s Agreement and Declaration of Trust, the Trust has the unilateral right to redeem Fund shares held by a shareholder at any time.

Automatic Withdrawal Plan.    If your plan administrator or financial intermediary has provided you with a means to establish an “automatic withdrawal plan,” you may elect to receive (or designate someone else to receive) regular (monthly, quarterly, semiannually, annually) periodic payments through an automatic redemption of shares of the Funds. Contact the plan administrator or designated financial intermediary for instructions on how to establish an “automatic withdrawal plan.”

Cost Basis Reporting.    To the extent your account is subject to U.S. federal tax reporting (including an account for which you have informed a Fund that you would like to receive “informational only” U.S. federal tax reporting), upon the redemption or exchange of shares in a Fund held in such account, the Fund will provide you with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. Please consult the Trust for more information regarding available methods for cost basis reporting, including the Fund’s default method, and how to select or change a particular method. Please also consult your tax adviser to determine which available cost basis method is most appropriate for you.

If you purchased shares of a Fund through an intermediary, in general, the intermediary and not the Fund will be responsible for providing the cost basis and related reporting described above, including pursuant to the intermediary’s available cost basis accounting methods. Thus, shareholders purchasing shares through an intermediary should contact the intermediary for more information about how to select a particular cost basis accounting method in respect of Fund shares, as well as for information about the intermediary’s particular default method.

Submitting Your Redemption Order.    Shareholders that have entered into agreements with the Trust may redeem shares through the NSCC. Redemption orders also can be submitted by a record holder of a Fund’s shares by mail or facsimile to the Trust at the address/facsimile number set forth under “How to Purchase Shares — Submitting Your Purchase Order Form” or other means approved by the Trust. The Trust will be deemed to have received a redemption order when an authorized broker, or if applicable, a broker’s designee, receives the order. Redemption orders are “received” by the Trust when they are actually received by the Trust or its designated agent. For redemption orders submitted outside of the NSCC, please send an e-mail to gmooperationsta@statestreet.com to confirm that GMO received, made a good order determination regarding, and accepted your redemption order.

DISTRIBUTIONS AND TAXES

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least semi-annually. Each Fund also intends to distribute net realized capital gains, whether from the sale of investments held by the Fund for not more than one year (net short-term capital gains) or from the sale of investments held by the Fund for more than one year (net long-term capital gains), if any, at least annually. In addition, the Funds may, from time to time and at their discretion, make unscheduled distributions as deemed appropriate by a Fund, including in advance of large redemptions by shareholders. From time to time, distributions by a Fund could constitute a return of capital to shareholders for U.S. federal income tax purposes. Shareholders should read the description below for information regarding the tax character of distributions from a Fund to shareholders.

All dividends and capital gain distributions paid to shareholders will be reinvested automatically at net asset value, unless a shareholder elects to receive cash.

Each Fund is treated as a separate taxable entity for U.S. federal income tax purposes and intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). A RIC generally is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC would result in, among other things, Fund-level taxation, and consequently, a reduction in the value of the Fund. See “Taxes” in the SAI for more information.

Shares of the Funds are offered to tax qualified retirement plans (see “How to Purchase Shares” above). Qualified plans generally are not subject to U.S. federal income tax on distributions from a Fund or on redemptions of shares of a Fund. Special tax rules apply to investments through such plans. Plan participants whose qualified plan invests in a Fund generally are not subject to U.S. federal income tax on distributions from the Fund that are received by the plan or on redemptions of the Fund’s shares by the plan. However, distributions to plan participants from a qualified plan generally are taxable to plan participants as ordinary income, with certain exceptions (for example, distributions to participants from a Roth 401(k) plan generally are not taxable to those participants).

Shares of the Funds are also available for purchase through certain other types of retirement and educational savings plans and accounts. Whether you are investing through a qualified plan as described above, or through another type of tax-advantaged plan or account, you should consult with your own tax adviser and your plan administrator or other designated financial intermediary to determine the suitability of the Fund as an investment through such plan or account and the specific U.S. federal income, as well as any possible state, local, foreign, or other, tax consequences to you of investing in the Fund through your plan or account. See “Taxes” in the SAI for more information.

Shares of the Funds are also available to shareholders that hold their shares in taxable accounts. It is important for a shareholder that holds Fund shares in a taxable account to note:

•	For U.S. federal income tax purposes, distributions of net investment income generally are taxable to shareholders as ordinary income.

•

For U.S. federal income tax purposes, taxes on distributions of net realized capital gains generally are determined by how long a Fund owned the investments that generated them, rather than by how long a shareholder has owned shares in the Fund. Distributions of net realized capital gains from the sale of investments that a Fund owned for more than one year and that are reported by a Fund as capital gain dividends generally are taxable to shareholders as long-term capital gains. Distributions of net realized capital gains from the sale of investments that a Fund owned for one year or less generally are taxable to shareholders as ordinary income. Tax rules can alter a Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments.

•

A Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s net investment income and net realized capital gains for that year, in which case the excess generally would be treated as a return of capital, which would reduce a shareholder’s tax basis in its shares, with any amounts exceeding such basis treated as capital gain. A return of capital is not taxable to shareholders to the extent such amount does not exceed a shareholder’s tax basis, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

•

A Fund will carry any net realized capital losses (i.e., realized capital losses in excess of realized capital gains) from any taxable year forward to one or more subsequent taxable years to offset capital gains, if any, realized during such subsequent years without expiration until such losses are fully utilized. A Fund’s ability to utilize these and certain other losses to reduce distributable net realized capital gains in succeeding taxable years may be limited by reason of direct or indirect changes in the actual or constructive ownership of the Fund. See “Taxes” in the SAI for more information.

•

Distributions of net investment income properly reported by a Fund as derived from “qualified dividend income” will be taxable to shareholders taxed as individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund levels. If the Institutional Fund reports dividends it paid to the Fund as “qualified dividend income,” then the Fund is permitted, in turn, to report a portion of its dividends as “qualified dividend income,” provided the Fund meets the holding period and other requirements with respect to its shares of the Institutional Fund.

•

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of individuals whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. Certain details of the implementation of this tax remain subject to future guidance. Net investment income generally includes for this purpose dividends, including any capital gain dividends, paid by a Fund, and net capital gains recognized on the sale, redemption or exchange of shares in a Fund, and may be reduced by certain allowable deductions. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

•

Distributions by a Fund generally are taxable to a shareholder even if they are paid from income or gains earned by the Fund before that shareholder invested in the Fund (and accordingly the income or gains were included in the price the shareholder paid for the Fund’s shares). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

•

Any gain resulting from a shareholder’s sale, exchange, or redemption of Fund shares generally will be taxable to the shareholder as short-term and/or long-term capital gain, depending on how long the Fund shares were held by the shareholder. Redemptions paid in securities generally are treated by shareholders for U.S. federal income tax purposes the same as redemptions paid in cash.

•

A Fund’s investments in its Institutional Fund or other GMO Funds or other investment companies treated as RICs, partnerships, trusts or other pass-through structures for U.S. federal income tax purposes, including certain ETFs, could cause the Fund’s distributions to vary in terms of their timing, character, and/or amount, in some cases significantly, from what the Fund’s distributions would have been had the Fund invested directly in the portfolio investments held by the Institutional Fund or other underlying investment companies. See “Taxes” in the SAI for more information.

•

A Fund’s or its Institutional Fund’s non-U.S. investments may be subject to non-U.S. withholding or other taxes on dividends, interest, or capital gains. A Fund or its Institutional Fund may otherwise be subject to non-U.S. taxation on repatriation proceeds generated from those investments or to other transaction-based non-U.S. taxes on those investments. Those withholding and other taxes will reduce the Fund’s or its Institutional Fund’s, as applicable, yield on its non-U.S. investments. In some cases, a Fund or an Institutional Fund may seek to collect a refund in respect of taxes paid to a non-U.S. country (see “Description of Principal Risks — Non-U.S. Investments Risk” for more information). The non-U.S. withholding and other tax rates applicable to a Fund’s or Institutional Fund’s investments in certain non-U.S. jurisdictions may be higher in certain circumstances, for instance, if the Fund or its Institutional Fund, as applicable, has a significant number of non-U.S. shareholders or if an Institutional Fund directly or indirectly invests through a subsidiary. In certain instances, Fund shareholders may be entitled to claim a credit or deduction (but not both) for non-U.S. taxes paid directly or indirectly. In addition, a Fund’s or its Institutional Fund’s investments in certain non-U.S. investments, non-U.S. currencies or non-U.S. currency derivatives may accelerate Fund distributions to its shareholders and increase the distributions taxed to Fund shareholders as ordinary income. See “Taxes” in the SAI for more information.

•

Certain of a Fund’s or its Institutional Fund’s investment practices, including derivative transactions, short sales, hedging activities generally, and securities lending activities, as well as certain of a Fund’s or its Institutional Fund’s investments, including debt obligations issued or purchased at a discount, asset-backed securities, assets “marked to the market” for U.S. federal income tax purposes, REITs, master limited partnerships, and, potentially, so-called “indexed securities” (such as TIPS or other inflation indexed bonds), will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund’s distributions and, in some cases, may cause an Institutional Fund to liquidate its investments at a time when it is not advantageous to do so. See “Taxes” in the SAI for more information about the tax consequences of specific Fund and Institutional Fund investment practices and investments.

•

Under the Funds’ and their Institutional Funds’ securities lending arrangements, when a dividend is paid with respect to a Fund or Institutional Fund security out on loan, the borrower is required to pay to that Fund or Institutional Fund, as applicable, a substitute payment at least equal, on an after-tax basis, to the dividend that the Fund or Institutional Fund would have received if it had received the dividend directly. Because some borrowers of non-U.S. securities may be subject to levels of taxation that are lower than the rates applicable to that Fund or Institutional Fund, some borrowers are likely to be motivated by the ability to earn a profit on those differential tax rates and to pay that Fund or Institutional Fund for the opportunity to earn that profit. In the United States, Congress has enacted legislation limiting the ability of certain swaps and similar derivative instruments and securities lending transactions to reduce otherwise applicable U.S. withholding taxes on U.S. stock dividends paid to a non-U.S. person. There can be no assurance that similar legislation will not be adopted in other jurisdictions with respect to non-U.S. investments or that non-U.S. taxing authorities will not otherwise challenge beneficial tax results arising from swaps or other derivative instruments or securities lending arrangements.

This section provides a general summary of the principal U.S. federal income tax consequences of investing in a Fund for shareholders who are U.S. citizens, residents or corporations. You should consult your own tax advisers about the precise tax consequences of an investment in a Fund in light of your particular tax situation, including possible non-U.S., state, local, or other applicable taxes (including the federal alternative minimum tax). Most states permit mutual funds, such as the Funds, to “pass through” to their shareholders the state tax exemption on income earned from investments in certain direct U.S. Treasury obligations, as well as some limited types of U.S. government agency securities, so long as a fund meets all applicable state requirements. Therefore, you may be allowed to exclude from your state taxable income distributions made to you by a Fund, to the extent attributable to interest the Fund directly or indirectly earned on such investments. The availability of these exemptions varies by state. You should consult your tax advisers regarding the applicability of any such exemption to your situation.

See “Taxes” in the SAI for more information, including a summary of certain tax consequences of investing in a Fund for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

The financial highlight tables are intended to help you understand the financial performance of International Equity Allocation Series Fund, Global Equity Allocation Series Fund, Global Asset Allocation Series Fund, and Benchmark-Free Allocation Series Fund for the past five years (or, if shorter, the period of a Fund’s operations). Some information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with a Fund’s financial statements, is incorporated by reference in the SAI and included in the Trust’s annual report, which is available upon request.

BENCHMARK-FREE ALLOCATION SERIES FUND

	Class R6 Shares
	Period from January 24, 2013 (commencement of operations) through April 30, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.00	)(a)
Net realized and unrealized gain (loss)	0.35

Total from investment operations	0.35

Net asset value, end of period	$10.35

Total Return(b)	3.50	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$160,138
Net expenses to average daily net assets(c)	0.05	%*
Net investment income (loss) to average daily net assets	(0.05	)%*
Portfolio turnover rate	0	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.01	%*

(a)	Rounds to less than $0.01.
(b)	The total return would have been lower had certain expenses not been reimbursed during the period shown.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying Funds.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL ASSET ALLOCATION SERIES FUND

	Class R6
	Period from July 31, 2012 (commencement of operations) through April 30, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.32
Net realized and unrealized gain (loss)	0.79

Total from investment operations	1.11

Less distributions to shareholders:
From net investment income	(0.27)
From net realized gains	(0.00	)(b)

Total distributions	(0.27)

Net asset value, end of period	$10.84

Total Return(c)	11.36	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$592,415
Net expenses to average daily net assets(d)	0.05	%*
Net investment income (loss) to average daily net assets	4.07	%*
Portfolio turnover rate	6	%**
Fees and expenses reimbursed by the Manager to average daily net assets(e)	0.00	%*

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the fund invests.
(b)	Rounds to less than $0.01.
(c)	The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.
(d)	Net expenses exclude expenses incurred indirectly through investment in underlying Funds.
(e)	Fees and expenses reimbursed by the Manager to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

GLOBAL EQUITY ALLOCATION SERIES FUND

	Class R6
	Period from September 4, 2012 (commencement of operations) through April 30, 2013
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.26
Net realized and unrealized gain (loss)	1.23

Total from investment operations	1.49

Less distributions to shareholders:
From net investment income	(0.35)

Total distributions	(0.35)

Net asset value, end of period	$11.14

Total Return(a)	15.29	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,461
Net expenses to average daily net assets(b)	0.05	%*
Net investment income (loss) to average daily net assets	3.76	%*
Portfolio turnover rate	46	%**
Fees and expenses reimbursed by the Manager to average daily net assets	0.58	%*

(a)	The total return would have been lower had certain expenses and purchase premiums and/or redemption fees not been reimbursed during the period shown and assumes the effect of reinvested distributions.
(b)	Net expenses exclude expenses incurred indirectly through investment in the underlying Funds.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INTERNATIONAL EQUITY ALLOCATION SERIES FUND

	Class R5		Class R6
	Period from April 5, 2013 (commencement of operations) through April 30, 2013		Year Ended April 30, 2013		Period from March 30, 2012 (commencement of operations) through April 30, 2012
Net asset value, beginning of period	$10.40		$9.77		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	(0.00	)(a)	0.33		(0.00	)(a)
Net realized and unrealized gain (loss)	0.57		1.18		(0.23)

Total from investment operations	0.57		1.51		(0.23)

Less distributions to shareholders:
From net investment income			(0.31)

Total distributions			(0.31)

Net asset value, end of period	$10.97		$10.97		$9.77

Total Return	5.48	%(b)**	15.77	%(c)	(2.30	)%(b)**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,190		$280,869		$183,330
Net expenses to average daily net assets(d)	0.15	%*	0.05%		0.05	%*
Net investment income (loss) to average daily net assets	(0.15	)%*	3.26%		(0.05	)%*
Portfolio turnover rate	3%		3%		0	%**
Fees and expenses reimbursed by the Manager to average daily net assets(e)	0.00	%*	0.00%		0.00	%*

(a)	Rounds to less than $0.01.
(b)	The total return would have been lower had certain expenses not been reimbursed during the periods shown.
(c)	The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.
(d)	Net expenses exclude expenses incurred directly through investment in the underlying Funds.
(e)	Fees and expenses reimbursed by the Manager to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

INVESTMENT IN OTHER GMO FUNDS

GMO Alpha Only Fund.    GMO Alpha Only Fund (“Alpha Only Fund”), a series of GMO Trust, is not offered by this Prospectus. Alpha Only Fund is managed by GMO.

Alpha Only Fund pays an investment management fee to the Manager at the annual rate of 0.50% of Alpha Only Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Alpha Only Fund’s investment objective is total return greater than the Fund’s benchmark, the Citigroup 3-Month Treasury Bill Index.

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

To gain long investment exposure, Alpha Only Fund may invest in securities directly or in shares of the GMO Equity Funds and GMO Emerging Country Debt Fund (collectively, the “underlying Funds”).

To gain short investment exposure, Alpha Only Fund may use over-the-counter (“OTC”) and exchange-traded derivatives (including futures, swap contracts and currency forwards) and make short sales of securities, including short sales of securities Alpha Only Fund does not own. Alpha Only Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., Alpha Only Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying Alpha Only Fund’s derivatives even though Alpha Only Fund does not own those assets or indices.

The Manager uses multi-year forecasts of returns and risk among asset classes to determine Alpha Only Fund’s long and short positions. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager changes Alpha Only Fund’s holdings in response to changes in its investment outlook and market valuations and may use redemptions or purchases of Alpha Only Fund shares to rebalance Alpha Only Fund’s investments. The factors considered and investment methods used by the Manager can change over time.

Alpha Only Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

Alpha Only Fund’s benchmark is the Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.

A Fund that invests in Alpha Only Fund is subject to all of the risks to which Alpha Only Fund is exposed. The principal risks of an investment in Alpha Only Fund include Derivatives Risk, Non-U.S. Investment Risk, Market Risk — Equities, Management and Operational Risk, Liquidity Risk, Fund of Funds Risk, Leveraging Risk, Currency Risk, Counterparty Risk, Credit Risk, Natural Resources Risk, Smaller Company Risk, Short Sales Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Large Shareholder Risk, Market Risk — Fixed Income Investments, and Market Risk — Asset-Backed Securities. Alpha Only Fund and some of its underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Alpha Only Fund or those underlying Funds may affect Alpha Only Fund’s or an underlying Fund’s performance more than if Alpha Only Fund or the underlying Fund were a diversified investment company. Shareholders of each Fund investing in Alpha Only Fund are indirectly exposed to these risks.

GMO Alternative Asset Opportunity Fund.    GMO Alternative Asset Opportunity Fund (“AAOF”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. AAOF is managed by GMO.

AAOF pays an investment management fee to the Manager at the annual rate of 0.70% of AAOF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of AAOF’s average daily net assets. The Manager (and not AAOF) will pay a sub-advisory fee to GMO Singapore Pte. Limited for services provided to AAOF pursuant to a sub-advisory agreement at a rate equal to 5% of the management fees received by the Manager under AAOF’s investment management contract, net of any fee waiver or expense reimbursement obligations of the Manager as may be in effect.

AAOF’s investment objective is long-term total return.

AAOF invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts, as well as making other investments. AAOF seeks to take advantage of the Manager’s proprietary investment models for global tactical asset allocation and equity, bond, currency, and commodity market selection.

AAOF normally invests assets not held as margin for futures or forward transactions or paid as option premiums in cash directly (i.e., Treasury Bills) or money market funds. AAOF also may invest in U.S. and non-U.S. fixed income securities and hold shares of other GMO Funds, including GMO Debt Opportunities Fund and GMO U.S. Treasury Fund.

The Manager’s models for this active quantitative process are based on the following strategies:

Value-Based Strategies.    Value factors compare the price of an asset class or market to an economic fundamental value. Generally, value strategies include yield analysis and mean reversion analysis.

Sentiment-Based Strategies.    Generally, sentiment-based strategies assess factors such as risk aversion, analyst behavior, and momentum.

The Manager may eliminate strategies or add new strategies in response to additional research, changing market conditions, or other factors.

To gain exposure to commodities and some other assets, AAOF invests through a wholly-owned subsidiary. GMO serves as the investment manager to this subsidiary but does not receive any additional management or other fees for its services. The subsidiary invests primarily in commodity-related derivatives and fixed income securities, but also may invest in any other investments in which AAOF may invest directly. References to AAOF in this summary of AAOF’s investment strategy may refer to actions undertaken by AAOF or the subsidiary company. AAOF does not invest directly in commodities and commodity-related derivatives.

AAOF’s benchmark is the Citigroup 3-Month Treasury Bill Index. AAOF does not maintain a specified interest rate duration for its portfolio.

AAOF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AAOF may have gross investment exposures in excess of its net assets (i.e., AAOF will be leveraged) and therefore is subject to heightened risk of loss. AAOF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

If deemed prudent by the Manager, AAOF may take temporary defensive positions.

A Fund that invests in AAOF is subject to all of the risks to which AAOF is exposed. The principal risks of an investment in AAOF include Management and Operational Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, Market Risk — Equities, Currency Risk, Commodities Risk, Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Derivatives Risk, Counterparty Risk, Short Sales Risk, Credit Risk, Liquidity Risk, Leveraging Risk, Fund of Funds Risk, and Large Shareholder Risk. AAOF and some of its underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AAOF or those underlying funds may affect AAOF’s or an underlying fund’s performance more than if AAOF or the underlying fund were a diversified investment company. Shareholders of each Fund investing in AAOF are indirectly exposed to these risks.

GMO Asset Allocation Bond Fund.    GMO Asset Allocation Bond Fund (“AABF”), a series of GMO Trust, is not offered by this Prospectus. AABF is managed by GMO.

AABF pays an investment management fee to the Manager at the annual rate of 0.25% of AABF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

AABF’s investment objective is total return in excess of that of its benchmark, the Citigroup 3-Month Treasury Bill Index.

The Manager pursues investment strategies for AABF that are intended to complement the strategies being pursued by the Manager in other funds or accounts managed by GMO’s Asset Allocation Team. Accordingly, AABF is not a standalone investment and AABF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine AABF’s strategic direction. The factors considered and investment methods used by the Manager can change over time.

Under normal circumstances, AABF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). AABF is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality).

AABF may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which AABF may invest include, but are not limited to:

•

investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);

•	below investment grade bonds (commonly referred to as “junk bonds”);

•

inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

AABF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. AABF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AABF will typically have gross investment exposures in excess of its net assets (i.e., AABF will be leveraged) and therefore is subject to heightened risk of loss. AABF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying AABF’s derivatives even though AABF does not own those assets or indices.

AABF may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to asset-backed securities). AABF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

AABF may invest up to 100% of its assets in junk bonds.

The Manager does not seek to maintain a specified interest rate duration for AABF, and AABF’s interest rate duration will change depending on AABF’s investments and the Manager’s assessment of different sectors of the bond market.

AABF’s benchmark is Citigroup 3-Month Treasury Bill Index, which is an independently maintained and widely published index comprised of short-term U.S. Treasury bills.

If deemed prudent by the Manager, AABF may take temporary defensive positions.

A Fund that invests in AABF is subject to all of the risks to which AABF is exposed. The principal risks of an investment in AABF include Market Risk — Fixed Income Investments, Management and Operational Risk, Credit Risk, Counterparty Risk, Derivatives Risk, Leveraging Risk, Market Risk — Asset-Backed Securities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. AABF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AABF may affect AABF’s performance more than if AABF were a diversified investment company. Shareholders of each Fund investing in AABF are indirectly exposed to these risks.

GMO Asset Allocation International Bond Fund.    GMO Asset Allocation International Bond Fund (“AAIBF”), a series of GMO Trust, is not offered by this Prospectus. AAIBF is managed by GMO.

AAIBF pays an investment management fee to the Manager at the annual rate of 0.25% of AAIBF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

AAIBF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex U.S.

The Manager pursues investment strategies for AAIBF that are intended to complement the strategies being pursued by the Manager in other funds or accounts managed by GMO’s Asset Allocation Team. Accordingly, AAIBF is not a standalone investment and AAIBF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine AAIBF’s strategic direction. The factors considered and investment methods used by the Manager can change over time.

Under normal circumstances, AAIBF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). AAIBF is permitted to invest in bonds of any kind (e.g., bonds of any maturity, duration, or credit quality). While AAIBF principally invests in non-U.S. bonds, it may invest in any sector of the bond market and is not required to maintain a minimum or maximum allocation of investments in any one sector. The sectors and types of bonds in which AAIBF may invest include, but are not limited to:

•

non-U.S. government securities and other investment grade bonds denominated in various currencies, including bonds issued by the U.S. government, and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);

•	below investment grade bonds (commonly referred to as “junk bonds”);

•

inflation indexed bonds issued by non-U.S. governments and the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including junk bonds); and

•	asset-backed securities, including mortgage related and mortgage-backed securities.

AAIBF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. AAIBF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, AAIBF will typically have gross investment exposures in excess of its net assets (i.e., AAIBF will be leveraged) and therefore is subject to heightened risk of loss. AAIBF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying AAIBF’s derivatives even though AAIBF does not own those assets or indices.

AAIBF may gain exposure to the investments described above by investing in shares of other GMO Funds, including GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and GMO Debt Opportunities Fund (to gain exposure to asset-backed securities). AAIBF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

AAIBF may invest up to 100% of its assets in junk bonds.

The Manager does not seek to maintain a specified interest rate duration for AAIBF, and AAIBF’s interest rate duration will change depending on AAIBF’s investments and the Manager’s assessment of different sectors of the bond market.

AAIBF’s benchmark is the J.P. Morgan GBI Global ex U.S., which is an independently maintained and widely published index comprised of non-U.S. government bonds with maturities of one year or more.

If deemed prudent by the Manager, AAIBF may take temporary defensive positions.

A Fund that invests in AAIBF is subject to all of the risks to which AAIBF is exposed. The principal risks of an investment in AAIBF include Market Risk — Fixed Income Investments, Currency Risk, Management and Operational Risk, Credit Risk, Counterparty Risk, Derivatives Risk, Leveraging Risk, Non-U.S. Investment Risk, Market Risk — Asset-Backed Securities, Liquidity Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. AAIBF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by AAIBF may affect AAIBF’s performance more than if AAIBF were a diversified investment company. Shareholders of each Fund investing in AAIBF are indirectly exposed to these risks.

GMO Currency Hedged International Bond Fund.    GMO Currency Hedged International Bond Fund (“CHIBF”), a series of GMO Trust, is not offered by this Prospectus. CHIBF is managed by GMO.

CHIBF pays an investment management fee to the Manager at the annual rate of 0.25% of CHIBF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of CHIBF’s average daily net assets.

CHIBF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged).

CHIBF’s investment program has two principal components. One component seeks to replicate CHIBF’s benchmark. The second component seeks to add value relative to CHIBF’s benchmark by taking positions that may not be related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause CHIBF’s performance to differ significantly from that of its benchmark. CHIBF will typically have substantial direct and indirect investment exposure to the countries (e.g., United Kingdom) and regions (e.g., Eurozone) that represent a significant portion of CHIBF’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to CHIBF’s benchmark.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment program, CHIBF may have positions in:

•

derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to CHIBF’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•

bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Debt Opportunities Fund (“Debt Opportunities Fund”) (to provide exposure to global credit (particularly, asset-backed) markets);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO; and

•

shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments).

CHIBF generally attempts to hedge at least 75% of its net non-U.S. currency exposure into U.S. dollars.

As a result primarily of its investment in shares of Debt Opportunities Fund, Overlay Fund, and ECDF, CHIBF has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain CHIBF’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately 7.0 years as of 5/31/13).

Under normal circumstances, CHIBF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

CHIBF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, CHIBF will typically have gross investment exposures in excess of its net assets (i.e., CHIBF will be leveraged) and therefore is subject to heightened risk of loss. CHIBF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying CHIBF’s derivatives even though CHIBF does not own those assets or indices.

CHIBF’s benchmark is the J.P. Morgan GBI Global ex Japan ex U.S. (Hedged), which is an independently maintained and widely published index comprised of non-U.S. government bonds (excluding Japanese government bonds) with maturities of one year or more that are hedged into U.S. dollars.

If deemed prudent by the Manager, CHIBF may take temporary defensive positions.

A Fund that invests in CHIBF is subject to all of the risks to which CHIBF is exposed. The principal risks of an investment in CHIBF include Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Currency Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. CHIBF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by CHIBF may affect CHIBF’s performance more than if CHIBF were a diversified investment company. Shareholders of each Fund investing in CHIBF are indirectly exposed to these risks.

GMO Currency Hedged International Equity Fund.    GMO Currency Hedged International Equity Fund (“CHIEF”), a series of GMO Trust, is not offered by this Prospectus. CHIEF is managed by GMO.

CHIEF pays an investment management fee to the Manager at the annual rate of 0.54% of CHIEF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of CHIEF’s average daily net assets.

CHIEF’s investment objective is total return greater than that of its benchmark, the MSCI EAFE Index (Hedged).

CHIEF is a fund of funds and invests primarily in other GMO Funds. CHIEF may invest in GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, and GMO International Small Companies Fund (collectively, “CHIEF’s underlying Funds”) and may invest in securities directly. Under normal circumstances, CHIEF invests directly and indirectly (through investment in CHIEF’s underlying Funds) at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

The Manager uses multi-year forecasts of returns and risk among major sectors in the international equity markets (e.g., large-cap value, large-cap growth, large-cap core, small- and mid-cap value, and small- and mid-cap growth) to select CHIEF’s underlying Funds and decide how much to invest in each. An important component of those forecasts is the expectation that valuation reversion ultimately drives market returns. The Manager shifts investments among CHIEF’s underlying Funds in response to changes in its investment outlook and market valuations and may use redemptions or purchases of CHIEF shares to rebalance CHIEF’s investments. The factors considered and investment methods used by the Manager can change over time.

The Manager assesses the currency exposure of CHIEF’s underlying Funds’ holdings and then attempts to hedge at least 70% of that exposure relative to the U.S. dollar through the use of currency forwards and other derivatives. While CHIEF’s benchmark is fully hedged, CHIEF may take active overweighted and underweighted positions in particular currencies relative to its benchmark.

CHIEF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO. CHIEF also may lend its portfolio securities.

CHIEF’s benchmark is the MSCI EAFE Index (Hedged), which is an independently maintained and widely published index comprised of international large and mid capitalization stocks currency hedged into U.S. dollars.

A Fund that invests in CHIEF is subject to all of the risks to which CHIEF is exposed. The principal risks of an investment in CHIEF include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Derivatives Risk, Fund of Funds Risk, Currency Risk, Liquidity Risk, Smaller Company Risk, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, and Large Shareholder Risk. Some of CHIEF’s underlying Funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by CHIEF’s underlying Funds may affect their performance more than if they were diversified investment companies. Shareholders of each Fund investing in CHIEF are indirectly exposed to these risks.

GMO Debt Opportunities Fund (formerly known as GMO Short-Duration Collateral Fund).    GMO Debt Opportunities Fund (“Debt Opportunities Fund”), a series of GMO Trust, is not offered by this Prospectus. Debt Opportunities Fund is managed by GMO.

Debt Opportunities Fund pays an investment management fee to the Manager at the annual rate of 0.25% of Debt Opportunities Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Debt Opportunities Fund’s investment objective is positive total return.

Debt Opportunities Fund invests primarily in debt investments and is not restricted in its exposure to any type of debt investment, without regard to credit rating. Debt Opportunities Fund may invest in debt investments issued by a wide range of private issuers and by federal, state, local, and non-U.S. governments (whether or not guaranteed or insured by those governments). Debt Opportunities Fund may invest in asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations. In addition, Debt Opportunities Fund may invest in corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Debt Opportunities Fund also may use other exchange-traded and over-the-counter (“OTC”) derivatives. Debt Opportunities Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Debt Opportunities Fund may have gross investment exposures in excess of its net assets (i.e., Debt Opportunities Fund may be leveraged) and therefore is subject to heightened risk of loss. Debt Opportunities Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Debt Opportunities Fund’s debt investments may include all types of interest rate, payment, and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. Debt Opportunities Fund may invest in securities of any credit quality and has no limit on how much it may invest in below investment grade securities (commonly referred to as “junk bonds”).

As of the date of this Prospectus, Debt Opportunities Fund has invested substantially all of its assets in asset-backed securities, a substantial portion of which are below investment grade.

Debt Opportunities Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

In selecting debt investments for Debt Opportunities Fund’s portfolio, the Manager emphasizes issue selection in its investment process, which involves examination of various sectors of structured product. The Manager uses analytical techniques to seek to find relative value among sectors and individual securities. The factors considered and investment methods used by the Manager can change over time.

Debt Opportunities Fund does not maintain a specified interest rate duration for its portfolio.

Under normal circumstances, Debt Opportunities Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in debt investments.

If deemed prudent by the Manager, Debt Opportunities Fund may take temporary defensive positions.

A Fund that invests in Debt Opportunities Fund is subject to all of the risks to which Debt Opportunities Fund is exposed. The principal risks of an investment in Debt Opportunities Fund include Credit Risk, Market Risk — Asset-Backed Securities, Liquidity Risk, Focused Investment Risk, Management and Operational Risk, Market Risk — Fixed Income Investments, Derivatives Risk, Leveraging Risk, Counterparty Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Non-U.S. Investment Risk, and Currency Risk. Debt Opportunities Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Debt Opportunities Fund may affect Debt Opportunities Fund’s performance more than if Debt Opportunities Fund were a diversified investment company. Shareholders of each Fund investing in Debt Opportunities Fund are indirectly exposed to these risks.

GMO Developed World Stock Fund.    GMO Developed World Stock Fund (“Developed World Stock Fund”), a series of GMO Trust, is not offered by this Prospectus. Developed World Stock Fund is managed by GMO.

Developed World Stock Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Developed World Stock Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of the class’s average daily net assets.

Developed World Stock Fund’s investment objective is high total return.

The Manager seeks to achieve Developed World Stock Fund’s investment objective by investing Developed World Stock Fund’s portfolio primarily in stocks that the Manager believes will provide a higher return than the MSCI World Index.

The Manager determines which stocks Developed World Stock Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting stocks for Developed World Stock Fund, the Manager uses a combination of investment methods to identify stocks that the Manager believes have positive return potential relative to other stocks in Developed World Stock Fund’s investment universe. Some of these methods evaluate individual stocks or groups of stocks based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a stock or groups of stocks relative to Developed World Stock Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust Developed World Stock Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage Developed World Stock Fund to, or control Developed World Stock Fund’s risk relative to, any securities index or securities benchmark.

As a substitute for direct investments in stocks, Developed World Stock Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). Developed World Stock Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Developed World Stock Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts and swap contracts. In addition, Developed World Stock Fund may lend its portfolio securities.

Under normal circumstances, Developed World Stock Fund invests directly and indirectly (e.g., through underlying funds or derivatives) at least 80% of its assets in stocks tied economically to developed markets. Developed World Stock Fund also may invest in stocks in emerging markets, but those investments typically will represent 10% or less of Developed World Stock Fund’s net assets, measured at the time of purchase. For this purpose, the term “stocks” refers to investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts, and the term “developed markets” refers to those countries included in the MSCI World Index, a global developed markets equity index, and countries with similar characteristics (e.g., countries that have sustained economic development, sufficient liquidity for listed companies and accessible markets).

Developed World Stock Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in Developed World Stock Fund is subject to all of the risks to which Developed World Stock Fund is exposed. The principal risks of an investment in Developed World Stock Fund include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Developed World Stock Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Developed World Stock Fund may affect Developed World Stock Fund’s performance more than if Developed World Stock Fund were a diversified investment company. Shareholders of each Fund investing in Developed World Stock Fund are indirectly exposed to these risks.

GMO Emerging Domestic Opportunities Fund.    GMO Emerging Domestic Opportunities Fund (“EDOF”), a series of GMO Trust, is not offered by this Prospectus. EDOF is managed by GMO.

EDOF pays an investment management fee to the Manager at the annual rate of 0.75% of EDOF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets. The Manager (and not EDOF) will pay a sub-advisory fee to GMO Singapore Pte. Limited for services provided to EDOF pursuant to a sub-advisory agreement at a rate equal to 60% of the management fees received by the Manager under EDOF’s investment management contract, net of any fee waiver or expense reimbursement obligations of the Manager as may be in effect.

EDOF’s investment objective is total return.

EDOF typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies whose prospects are linked to the internal (“domestic”) development and growth of the world’s non-developed markets (“emerging markets”), including companies that provide goods and services to emerging market consumers. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index.

The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. Under normal circumstances, EDOF invests directly and indirectly at least 80% of its assets in investments related to emerging markets. EDOF’s investments are not limited to investments in companies located in any particular country or geographic region, and may include investments in companies located in developed markets (e.g., the U.S.) that are related to, or whose prospects are linked to, emerging markets. The Manager does not manage EDOF to, or control EDOF’s risk relative to, any index or benchmark.

The Manager primarily uses fundamental analysis to evaluate and select countries, sectors, and companies that it believes are likely to benefit from domestic growth in emerging markets. In evaluating and selecting investments, the Manager may consider many factors, including the Manager’s assessment of a country’s and/or sector’s fundamentals or growth prospects as well as a company’s positioning relative to its competitors. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equities, EDOF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). EDOF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of EDOF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EDOF’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, EDOF may lend its portfolio securities.

EDOF may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services.

EDOF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in EDOF is subject to all of the risks to which EDOF is exposed. The principal risks of an investment in EDOF include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Smaller Company Risk, Large Shareholder Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Fund of Funds Risk, and Leveraging Risk. EDOF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EDOF may affect EDOF’s performance more than if EDOF were a diversified investment company. Shareholders of each Fund investing in EDOF are indirectly exposed to these risks.

GMO Emerging Markets Fund.    GMO Emerging Markets Fund (“EMF”), a series of GMO Trust, is not offered by this Prospectus. EMF is managed by GMO.

EMF pays an investment management fee to the Manager at the annual rate of 0.75% of EMF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

EMF’s investment objective is total return in excess of that of its benchmark, the S&P/IFCI Composite Index.

EMF typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to emerging markets. “Emerging markets” include all markets that are not treated as “developed markets” in the MSCI World Index or MSCI EAFE Index. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. Under normal circumstances, EMF invests directly and indirectly at least 80% of its assets in investments tied economically to emerging markets. In addition to investing in companies tied economically to emerging markets, EMF may invest in companies that the Manager believes are likely to benefit from growth in the emerging markets. The Manager expects that EMF will have a value bias relative to its benchmark.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select countries, sectors, and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility. The Manager also adjusts EMF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

As a substitute for direct investments in equities, EMF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). EMF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of EMF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. EMF’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments. In addition, EMF may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, EMF may lend its portfolio securities.

EMF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

EMF’s benchmark is the S&P/IFCI Composite Index, which is an independently maintained and widely published index comprised of emerging markets stocks.

A Fund that invests in EMF is subject to all of the risks to which EMF is exposed. The principal risks of an investment in EMF include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Market Disruption and Geopolitical Risk, Smaller Company Risk, Management and Operational Risk, Counterparty Risk, Focused Investment Risk, Derivatives Risk, Fund of Funds Risk, Leveraging Risk, and Large Shareholder Risk. EMF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by EMF may affect EMF’s performance more than if EMF were a diversified investment company. Shareholders of each Fund investing in EMF are indirectly exposed to these risks.

GMO Foreign Small Companies Fund.    GMO Foreign Small Companies Fund (“Foreign Small Companies Fund”), a series of GMO Trust, is not offered by this Prospectus. Foreign Small Companies Fund is managed by GMO.

Foreign Small Companies Fund pays an investment management fee to the Manager at the annual rate of 0.70% of Foreign Small Companies Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Foreign Small Companies Fund’s investment objective is total return in excess of that of its benchmark, the S&P Developed ex-U.S. Small Cap Index.

Foreign Small Companies Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies tied economically to countries other than the U.S. (including both developed and emerging countries) whose outstanding publicly traded equities are in the lowest 25% of publicly traded market capitalization (float) in a particular country (“small companies”). The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded real estate investment trusts (“REITs”) and income trusts. Under normal circumstances, Foreign Small Companies Fund invests directly and indirectly at least 80% of its assets in securities of small companies that are tied economically to countries other than the U.S. The market capitalization range of companies whose equity investments are held by Foreign Small Companies Fund is generally within the market capitalization range of companies in Foreign Small Companies Fund’s benchmark, which represents the lowest 15% of publicly traded market capitalization (float) of the S&P Broad Market Index in each country. Depending on the country, as of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company (in a particular country) included in the S&P Developed ex-U.S. Small Cap Index ranged from approximately $485 million (Greece) to $10.1 billion (Switzerland) (based on exchange rates as of May 31, 2013). As of May 31, 2013, the publicly traded market capitalization of the largest small company (as defined by Foreign Small Companies Fund) ranged from approximately $619 million (Egypt) to $36 billion (Switzerland) (based on exchange rates as of May 31, 2013).

•

Country/Region selection – Foreign Small Companies Fund’s country or region weightings relative to its benchmark are determined by the Manager’s proprietary quantitative value score for each country or region together with the Manager’s evaluation of the country’s or region’s fundamentals. Foreign Small Companies Fund typically overweights or underweights (sometimes to a significant extent) its investment exposure in particular countries or regions relative to Foreign Small Companies Fund’s benchmark.

•

Stock selection – The Manager selects stocks using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and industry peers. The Manager also considers a company’s accounting and governance practices. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment objective, Foreign Small Companies Fund may (but is not obligated to) use a wide variety of exchange-traded and over-the-counter (OTC) derivatives, including, without limitation, forward currency contracts, futures and options, as well as exchange-traded funds. Foreign Small Companies Fund’s non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, Foreign Small Companies Fund may lend its portfolio securities.

Foreign Small Companies Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

Foreign Small Companies Fund’s benchmark is the S&P Developed ex-U.S. Small Cap Index, which is an independently maintained and widely published index comprised of the small capitalization stock component of the S&P Broad Market Index.

A Fund that invests in Foreign Small Companies Fund is subject to all of the risks to which Foreign Small Companies Fund is exposed. The principal risks of an investment in Foreign Small Companies Fund include Smaller Company Risk, Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Management and Operational Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Counterparty Risk, Leveraging Risk, Derivatives Risk, and Large Shareholder Risk. Shareholders of each Fund investing in Foreign Small Companies Fund are indirectly exposed to these risks.

GMO Global Bond Fund.    GMO Global Bond Fund (“Global Bond Fund”), a series of GMO Trust, is not offered by this Prospectus. Global Bond Fund is managed by GMO.

Global Bond Fund pays an investment management fee to the Manager at the annual rate of 0.19% of Global Bond Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of Global Bond Fund’s average daily net assets.

Global Bond Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan GBI Global.

Global Bond Fund’s investment program has two principal components. One component seeks to replicate Global Bond Fund’s benchmark. The second component seeks to add value relative to Global Bond Fund’s benchmark by taking positions that may not be related to its benchmark. These positions primarily include global interest rate and currency derivatives and indirect (through other GMO Funds) and direct credit investments in asset-backed, government and emerging country debt markets, and can cause Global Bond Fund’s performance to differ significantly from that of its benchmark. Global Bond Fund will typically have substantial direct and indirect investment exposure to the countries (e.g., Japan) and regions (e.g., Eurozone) that represent a significant portion of Global Bond Fund’s benchmark.

In deciding what positions to take in global interest rate and currency markets and the size of those positions, the Manager considers fundamental factors (e.g., inflation and current account positions) as well as price-based factors (e.g., interest and exchange rates). The Manager assesses the relative values across global interest rate and currency markets and the merits of overweighting or underweighting particular positions. The Manager also may consider the relative attractiveness of yield curve and duration positions in these markets.

In making decisions regarding credit investments, the Manager uses fundamental investment techniques to assess the expected performance of each investment relative to Global Bond Fund’s benchmark.

The factors considered and investment methods used by the Manager can change over time.

In pursuing its investment program, Global Bond Fund may have positions in:

•

derivatives, including without limitation, futures contracts, currency options, interest rate options, currency forwards, reverse repurchase agreements, credit default swaps, and other swap contracts (to generate a return comparable to Global Bond Fund’s benchmark and to pursue risk and return in global interest rate, currency, and credit markets);

•

non-U.S. bonds and other bonds denominated in various currencies, including non-U.S. and U.S. government bonds, asset-backed securities issued by non-U.S. governments and U.S. government agencies (whether or not guaranteed or insured by those governments), corporate bonds, and mortgage-backed and other asset-backed securities issued by private issuers;

•	shares of GMO Debt Opportunities Fund (“Debt Opportunities Fund”) (to provide exposure to global credit (particularly, asset-backed) markets);

•	shares of GMO World Opportunity Overlay Fund (“Overlay Fund”) (to provide exposure to the global interest rate, currency, and credit (including, asset-backed) markets);

•	shares of GMO Emerging Country Debt Fund (“ECDF”) (to provide exposure to emerging country debt securities);

•	shares of GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO; and

•

shares of GMO High Quality Short-Duration Bond Fund (to seek to generate a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments).

As a result primarily of its investment in shares of Debt Opportunities Fund, Overlay Fund, and ECDF, Global Bond Fund has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager normally seeks to maintain Global Bond Fund’s estimated interest rate duration within +/- 2 years of the benchmark’s duration (approximately 6.8 years as of 5/31/13).

Under normal circumstances, Global Bond Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in bonds. The term “bond” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option).

Global Bond Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Global Bond Fund will typically have gross investment exposures in excess of its net assets (i.e., Global Bond Fund will be leveraged) and therefore is subject to heightened risk of loss. Global Bond Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying Global Bond Fund’s derivatives even though Global Bond Fund does not own those assets or indices.

Global Bond Fund’s benchmark is the J.P. Morgan GBI Global, which is an independently maintained and widely published index comprised of government bonds of developed countries with maturities of one year or more.

If deemed prudent by the Manager, Global Bond Fund may take temporary defensive positions.

A Fund that invests in Global Bond Fund is subject to all of the risks to which Global Bond Fund is exposed. The principal risks of an investment in Global Bond Fund include Currency Risk, Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Credit Risk, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Management and Operational Risk, Fund of Funds Risk, Non-U.S. Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Global Bond Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Global Bond Fund may affect Global Bond Fund’s performance more than if Global Bond Fund were a diversified investment company. Shareholders of each Fund investing in Global Bond Fund are indirectly exposed to these risks.

GMO Global Focused Equity Fund.    GMO Global Focused Equity Fund (“Global Focused Equity Fund”), a series of GMO Trust, is not offered by this Prospectus. Global Focused Equity Fund is managed by GMO.

Global Focused Equity Fund pays an investment management fee to the Manager at the annual rate of 0.60% of Global Focused Equity Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Global Focused Equity Fund’s investment objective is total return.

Global Focused Equity Fund may invest directly and indirectly (e.g., through underlying funds or derivatives) in equity investments traded in any of the world’s securities markets, including emerging markets. Under normal circumstances, Global Focused Equity Fund invests directly and indirectly at least 80% of its assets in equity investments. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. Global Focused Equity Fund is permitted to make equity investments of all types, including equity investments issued by non-U.S. and U.S. companies, growth and value style equities, and equity investments of companies of any market capitalization. In addition, Global Focused Equity Fund is not limited in how much it may invest in any market or in the types of equity investments it may make, and it may often invest all its assets in a limited number of countries and/or market capitalization ranges. Global Focused Equity Fund could experience material losses from a single investment.

Global Focused Equity Fund focuses its investments in a limited number of securities that the Manager believes offer the most attractive investment opportunities in U.S. and non-U.S. equity markets. The Manager does not manage Global Focused Equity Fund to, or control Global Focused Equity Fund’s risk relative to, any index or benchmark.

The Manager selects investments using value based fundamental analysis that is informed by a disciplined quantitative screening process. The Manager analyzes companies for financial, operational, and managerial strength and compares them to their global, regional, and industry peers. The Manager also considers a company’s accounting and governance practices. As part of the investment process, the Manager frequently meets with management and/or visits companies.

The factors considered and investment methods used by the Manager can change over time.

Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents. Global Focused Equity Fund may (but is not obligated to) use a wide variety of exchange-traded and OTC derivatives, including, without limitation, forward currency contracts, futures and options, as well as exchange-traded funds. Global Focused Equity Fund’s non-U.S. currency exposure may differ from the currency exposure of its equity investments. In addition, Global Focused Equity Fund may lend its portfolio securities.

Global Focused Equity Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in Global Focused Equity Fund is subject to all of the risks to which Global Focused Equity Fund is exposed. The principal risks of an investment in Global Focused Equity Fund include Management and Operational Risk, Market Risk — Equities, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Large Shareholder Risk, Smaller Company Risk, Market Disruption and Geopolitical Risk, Derivatives Risk, Leveraging Risk, and Counterparty Risk. Global Focused Equity Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Global Focused Equity Fund may affect Global Focused Equity Fund’s performance more than if Global Focused Equity Fund were a diversified investment company. Shareholders of each Fund investing in Global Focused Equity Fund are indirectly exposed to these risks.

GMO High Quality Short-Duration Bond Fund.    GMO High Quality Short-Duration Bond Fund (“High Quality Fund”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. High Quality Fund is managed by GMO.

High Quality Fund pays an investment management fee to the Manager at the annual rate of 0.05% of High Quality Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

High Quality Fund’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

High Quality Fund seeks to add value relative to its benchmark to the extent consistent with the preservation of capital and liquidity.

High Quality Fund will invest primarily in high quality U.S. and non-U.S. fixed income securities. High Quality Fund may invest in fixed income securities of any type, including asset-backed securities, corporate debt securities, money market instruments, and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. High Quality Fund also may use other exchange-traded and over-the-counter (“OTC”) derivatives. High Quality Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, High Quality Fund will typically have gross investment exposures in excess of its net assets (i.e., High Quality Fund will be leveraged) and therefore is subject to heightened risk of loss. High Quality Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

High Quality Fund’s fixed income securities may include all types of interest rate, payment, and reset terms, including adjustable rate, fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features. While High Quality Fund primarily invests in high quality bonds, it may invest in securities that are not high quality and may hold bonds and other fixed income securities whose ratings after they were acquired were reduced below high quality.

High Quality Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

In selecting fixed income securities for High Quality Fund’s portfolio, the Manager focuses primarily on the securities’ credit quality. The Manager uses fundamental investment techniques to identify the credit risk associated with investments in fixed income securities and bases its investment decisions on that assessment. The factors considered and investment methods used by the Manager can change over time.

The Manager will normally seek to maintain an estimated interest rate duration of 365 days or less for High Quality Fund’s portfolio (which may be substantially shorter than High Quality Fund’s dollar-weighted average portfolio maturity). The Manager estimates High Quality Fund’s dollar-weighted average interest rate duration by aggregating the durations of High Quality Fund’s direct and indirect individual holdings and weighting each holding based on its market value.

Under normal circumstances, High Quality Fund invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in high quality bonds.

High Quality Fund’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

If deemed prudent by the Manager, High Quality Fund may take temporary defensive positions.

A Fund that invests in High Quality Fund is subject to all of the risks to which High Quality Fund is exposed. The principal risks of an investment in High Quality Fund include Credit Risk, Market Risk — Asset-Backed Securities, Liquidity Risk, Market Risk — Fixed Income Investments, Focused Investment Risk, Management and Operational Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Fund of Funds Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, and Non-U.S. Investment Risk. High Quality Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by High Quality Fund may affect High Quality Fund’s performance more than if High Quality Fund were a diversified investment company. Shareholders of each Fund investing in High Quality Fund are indirectly exposed to these risks.

GMO Implementation Fund.    GMO Implementation Fund (“Implementation Fund”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. Implementation Fund is managed by GMO.

Implementation Fund does not pay an investment management fee or shareholder service fee to the Manager. Implementation Fund offers a single class of shares.

Implementation Fund’s investment objective is a positive total return, not “relative return.”

The Manager pursues investment strategies for Implementation Fund that are intended to complement the strategies being pursued by the Manager in GMO Benchmark-Free Allocation Fund. Accordingly, Implementation Fund is not a standalone investment and Implementation Fund’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine Implementation Fund’s strategic direction. The factors considered and investment methods used by the Manager can change over time.

The Manager does not manage Implementation Fund to, or control Implementation Fund’s risk relative to, any securities index or securities benchmark. Depending on the Manager’s outlook, Implementation Fund may have exposure to any asset class (e.g., non-U.S. equity, U.S. equity, emerging country equity, emerging country debt, non-U.S. fixed income, U.S. fixed income, and real estate) and at times may be substantially invested in a single asset class. Implementation Fund may invest in companies of any market capitalization. In addition, Implementation Fund is not limited in how much it may invest in any market, and it may invest all of its assets in the securities of a limited number of companies in a single country and/or capitalization range. Implementation Fund may invest a significant portion of its assets in the securities of companies in industries with high positive correlations to one another. To the extent Implementation Fund invests in fixed income securities, it may have significant exposure to below investment grade securities (commonly referred to as “junk bonds”). Implementation Fund also may have exposure to short sales. The Manager’s ability to shift investments among asset classes is not subject to any limits.

As a substitute for direct investments in equities, Implementation Fund may use exchange-traded and over-the-counter (“OTC”) derivatives (e.g., selling put options on securities) and exchange-traded funds (“ETFs”). Implementation Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Implementation Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. Implementation Fund’s foreign currency exposure may differ from the currency exposure of its equities. In addition, Implementation Fund may lend its portfolio securities.

Implementation Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Implementation Fund may have gross investment exposures in excess of its net assets (i.e., Implementation Fund may be leveraged) and therefore is subject to heightened risk of loss. Implementation Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Implementation Fund may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services.

Implementation Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

Because of its investment in Implementation Fund, Benchmark-Free Allocation Fund is subject to all of the risks to which Implementation Fund is exposed. The principal risks of an investment in Implementation Fund include Market Risk — Equities, Market Risk — Fixed Income Investments, Non-U.S. Investment Risk, Management and Operational Risk, Options Risk, Smaller Company Risk, Liquidity Risk, Derivatives Risk, Currency Risk, Credit Risk, Market Risk — Asset-Backed Securities, Counterparty Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, Short Sales Risk, Focused Investment Risk, Large Shareholder Risk, and Fund of Funds Risk. Implementation Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Implementation Fund may affect Implementation Fund’s performance more than if Implementation Fund were a diversified investment company. Shareholders of Benchmark-Free Allocation Fund are indirectly exposed to these risks.

GMO International Equity Fund (formerly known as GMO International Intrinsic Value Fund).    GMO International Equity Fund (“International Equity Fund”), a series of GMO Trust, is not offered by this Prospectus. International Equity Fund is managed by GMO.

International Equity Fund pays an investment management fee to the Manager at the annual rate of 0.50% of International Equity Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

International Equity Fund’s investment objective is high total return.

The Manager seeks to achieve International Equity Fund’s investment objective by investing International Equity Fund’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Value Index.

The Manager determines which securities International Equity Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for International Equity Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in International Equity Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to International Equity Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust International Equity Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage the International Equity Fund to, or control International Equity Fund’s risk relative to, any securities index or securities benchmark.

As a substitute for direct investments in equity securities, International Equity Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). International Equity Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of International Equity Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, International Equity Fund may lend its portfolio securities.

International Equity Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, International Equity Fund invests directly and indirectly at least 80% of its assets in equity investments. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

International Equity Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

International Equity Fund’s benchmark is the MSCI EAFE Value Index, which is an independently maintained and widely published index comprised of international large and mid capitalization stocks that have a value style.

A Fund that invests in International Equity Fund is subject to all of the risks to which International Equity Fund is exposed. The principal risks of an investment in International Equity Fund include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in International Equity Fund are indirectly exposed to these risks.

GMO International Large/Mid Cap Equity Fund (formerly known as GMO International Core Equity Fund).    GMO International Large/Mid Cap Equity Fund (“ILMCEF”), a series of GMO Trust, is not offered by this Prospectus. ILMCEF is managed by GMO.

ILMCEF pays an investment management fee to the Manager at the annual rate of 0.38% of ILMCEF’s average daily net assets for each class of shares. Class III pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

ILMCEF’s investment objective is high total return.

The Manager seeks to achieve ILMCEF’s investment objective by investing ILMCEF’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index.

The Manager determines which securities ILMCEF should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for ILMCEF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in ILMCEF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to ILMCEF’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust ILMCEF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage ILMCEF to, or control ILMCEF’s risk relative to, any securities index or securities benchmark.

As a substitute for direct investments in equity securities, ILMCEF may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). ILMCEF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of ILMCEF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, ILMCEF may lend its portfolio securities.

ILMCEF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, ILMCEF invests directly and indirectly at least 80% of its assets in equity investments. In addition, under normal circumstances, ILMCEF invests directly and indirectly at least 80% of its assets in equity investments of large- and mid-cap companies. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. The term “large- and mid-cap companies” means non-U.S. companies that issue stocks included in the MSCI Standard Indices and international stock indices that target approximately 85% of each market’s free-float adjusted market capitalization, and companies with similar market capitalizations.

ILMCEF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in ILMCEF is subject to all of the risks to which ILMCEF is exposed. The principal risks of an investment in ILMCEF include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Smaller Company Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in ILMCEF are indirectly exposed to these risks.

GMO International Small Companies Fund.    GMO International Small Companies Fund (“International Small Companies Fund”), a series of GMO Trust, is not offered by this Prospectus. International Small Companies Fund is managed by GMO.

International Small Companies Fund pays an investment management fee to the Manager at the annual rate of 0.60% of International Small Companies Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of International Small Companies Fund’s average daily net assets.

International Small Companies Fund’s investment objective is high total return.

The Manager seeks to achieve International Small Companies Fund’s investment objective by investing International Small Companies Fund’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Small Cap Index.

The Manager determines which securities International Small Companies Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for International Small Companies Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in International Small Companies Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to International Small Companies Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust International Small Companies Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage International Small Companies Fund to, or control International Small Companies Fund’s risk relative to, any securities index or securities benchmark.

As a substitute for direct investments in equity securities, International Small Companies Fund may use exchange-traded and over-the-counter (“OTC”) derivatives and exchange-traded funds (“ETFs”). International Small Companies Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of International Small Companies Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, International Small Companies Fund may lend its portfolio securities.

International Small Companies Fund typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of non-U.S. small companies. Under normal circumstances, International Small Companies Fund invests directly and indirectly at least 80% of its assets in securities of small companies. For these purposes, non-U.S. companies are companies tied economically to countries other than the U.S., including both developed and emerging countries (“Non-U.S. Companies”). The Manager considers “small companies” to be all Non-U.S. Companies other than (i) the largest 500 companies in developed countries based on full, non-float adjusted market capitalization and (ii) any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of the smallest excluded developed country companies. A company’s full, non-float adjusted market capitalization includes all of the company’s outstanding equity securities. As of May 31, 2013, the market capitalization of the outstanding common stock and other stock-related securities of the largest company included within International Small Companies Fund’s definition of small companies was approximately $6.0 billion. For purposes of International Small Companies Fund’s investments, the term “equity securities” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

International Small Companies Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

International Small Companies Fund’s benchmark is the MSCI EAFE Small Cap Index, an independently maintained and widely published index comprised of international small capitalization stocks.

A Fund that invests in International Small Companies Fund is subject to all of the risks to which International Small Companies Fund is exposed. The principal risks of an investment in International Small Companies Fund include Market Risk — Equities, Management and Operational Risk, Liquidity Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Smaller Company Risk, Counterparty Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Shareholders of each Fund investing in International Small Companies Fund are indirectly exposed to these risks.

GMO Resources Fund.    GMO Resources Fund (“Resources Fund”), a series of GMO Trust, is not offered by this Prospectus. Resources Fund is managed by GMO.

Resources Fund pays an investment management fee to the Manager at the annual rate of 0.50% of Resources Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Resources Fund’s investment objective is total return.

The Manager seeks to achieve Resources Fund’s investment objective by investing Resources Fund’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI ACWI Commodity Producers Index.

The Manager determines which securities Resources Fund should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for Resources Fund, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in Resources Fund’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to Resources Fund’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust Resources Fund’s portfolio for factors such as position size, industry and sector exposure, and market capitalization. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage Resources Fund to, or control Resources Fund’s risk relative to, any securities index or securities benchmark. Resources Fund may invest in companies of any market capitalization.

As a substitute for direct investments in equity securities, Resources Fund may use exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (“ETFs”). Resources Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Resources Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, and swap contracts. In addition, Resources Fund may lend its portfolio securities.

Resources Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, Resources Fund invests at least 80% of its assets in the securities of companies in that sector. Resources Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. Resources Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, Resources Fund also may invest up to 20% of its net assets in securities of any type of company.

Resources Fund also may invest in U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in Resources Fund is subject to all of the risks to which Resources Fund is exposed. The principal risks of an investment in Resources Fund include Natural Resources Risk, Commodities Risk, Market Risk — Equities, Management and Operational Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Counterparty Risk, Leveraging Risk, Liquidity Risk, Smaller Company Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Resources Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Resources Fund may affect Resources Fund’s performance more than if Resources Fund were a diversified investment company. Shareholders of each Fund investing in Resources Fund are indirectly exposed to these risks.

GMO Risk Premium Fund.    GMO Risk Premium Fund (“Risk Premium Fund”), a series of GMO Trust, is not offered by this Prospectus. Risk Premium Fund is managed by GMO.

Risk Premium Fund pays an investment management fee to the Manager at the annual rate of 0.45% of Risk Premium Fund’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

Risk Premium Fund’s investment objective is total return.

The Manager seeks to achieve Risk Premium Fund’s investment objective primarily by causing Risk Premium Fund to sell (write) put options on U.S. and non-U.S. (e.g., Europe, United Kingdom, Japan, Hong Kong, Canada, and Australia) stock indices.

The Manager uses a proprietary indicator to determine Risk Premium Fund’s put-writing allocations among stock indices, depending on the relative assessment of premiums available. Risk Premium Fund’s portfolio allocations are based on the relative attractiveness of each index in conjunction with other factors such as the liquidity available in each index’s options markets. The Manager expects Risk Premium Fund to sell put options on a number of stock indices but, from time to time, Risk Premium Fund may have substantial exposures to a relatively small number of U.S. and international stock indices. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Risk Premium Fund may purchase and sell put and call options of any type, including options on global, regional and country stock indices and options on exchange-traded funds (“ETFs”). Risk Premium Fund may purchase and sell exchange-traded and over-the-counter (“OTC”) options, including options that are cash-settled as well as physically settled. Risk Premium Fund may purchase and sell options and other securities tied economically to any country in the world, including emerging countries.

The Manager expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when Risk Premium Fund is selling them. The Manager, therefore, expects that Risk Premium Fund will hold sufficient assets to cover the maximum possible loss that Risk Premium Fund might sustain upon the assignment or exercise of an option sold by Risk Premium Fund.

The factors considered and investment methods used by the Manager can change over time.

For collateral and cash management purposes, Risk Premium Fund will invest a substantial portion of its assets in shares of GMO U.S. Treasury Fund, U.S. Treasury bills and other highly rated securities, and money market funds that are unaffiliated with GMO.

A Fund that invests in Risk Premium Fund is subject to all of the risks to which Risk Premium Fund is exposed. The principal risks of an investment in Risk Premium Fund include Market Risk — Equities, Options Risk, Liquidity Risk, Management and Operational Risk, Derivatives Risk, Counterparty Risk, Focused Investment Risk, Non-U.S. Investment Risk, Currency Risk, Market Risk — Fixed Income Investments, Credit Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Risk Premium Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Risk Premium Fund may affect Risk Premium Fund’s performance more than if Risk Premium Fund were a diversified investment company. Shareholders of each Fund investing in Risk Premium Fund are indirectly exposed to these risks.

GMO Special Situations Fund.    GMO Special Situations Fund (“SSF”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. SSF is managed by GMO.

SSF pays an investment management fee to the Manager at the annual rate of 0.37% of SSF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

SSF’s investment objectives are capital appreciation and capital preservation.

The Manager pursues investment strategies for SSF that are intended to complement the strategies being pursued by the Manager in other funds or accounts managed by GMO’s Asset Allocation Team. Accordingly, SSF is not a standalone investment and SSF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine SSF’s strategic direction. The factors considered and investment methods used by the Manager can change over time.

SSF may have long or short exposure to non-U.S. and U.S. equities (which may include both growth and value style equities and equities of any market capitalization), non-U.S. and U.S. fixed income securities (which may include fixed income securities of any credit quality and having any maturity or duration), currencies, and, from time to time, other alternative asset classes (e.g., instruments that seek exposure to or reduce risks of market volatility). SSF is not restricted in its exposure to any particular asset class, and at times may be substantially exposed (long or short) to a single asset class (e.g., equities or fixed income securities). In addition, SSF is not restricted in its exposure (long or short) to any particular market. SSF may have substantial exposure (long or short) to a particular country or type of country (e.g., emerging countries). SSF could be subject to material losses from a single investment.

SSF is permitted to use a wide variety of exchange-traded and over-the-counter (“OTC”) derivatives, including reverse repurchase agreements, options, futures, swap contracts, swaptions, and non-U.S. currency derivative transactions. In addition, SSF may lend its portfolio securities.

SSF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, SSF will typically have gross investment exposures in excess of its net assets (i.e., SSF will be leveraged) and therefore is subject to heightened risk of loss. SSF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

SSF may make some or all of its investments through one or more wholly-owned, non-U.S. subsidiaries. GMO may serve as the investment manager to these companies but will not receive any additional management or other fees for its services.

The Manager does not manage SSF to, or control SSF’s risk relative to, any securities index or securities benchmark. In addition, SSF does not seek to outperform a particular securities market index or blend of market indices (i.e., SSF does not seek “relative” return).

SSF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in SSF is subject to all of the risks to which SSF is exposed. The principal risks of an investment in SSF include Management and Operational Risk, Derivatives Risk, Currency Risk, Leveraging Risk, Liquidity Risk, Counterparty Risk, Market Risk — Equities, Market Risk — Fixed Income Investments, Credit Risk, Options Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Non-U.S. Investment Risk, Large Shareholder Risk, and Fund of Funds Risk. SSF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SSF may affect SSF’s performance more than if SSF were a diversified investment company. Shareholders of each Fund investing in SSF are indirectly exposed to these risks.

GMO Strategic Fixed Income Fund.    GMO Strategic Fixed Income Fund (“SFIF”), a series of GMO Trust, is not offered by this Prospectus. SFIF is managed by GMO.

SFIF pays an investment management fee to the Manager at the annual rate of 0.25% of SFIF’s average daily net assets for each class of shares. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of that class’s average daily net assets.

SFIF’s investment objective is total return in excess of that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

The Manager pursues investment strategies for SFIF that are intended to complement the strategies being pursued by the Manager in other funds or accounts managed by GMO’s Asset Allocation Team. Accordingly, SFIF is not a standalone investment and SFIF’s investment returns may be more volatile than a standalone investment vehicle. The Manager uses multi-year forecasts of returns and risk to determine SFIF’s strategic direction. The factors considered and investment methods used by the Manager can change over time.

Under normal circumstances, SFIF invests directly and indirectly (e.g., through other GMO Funds or derivatives) at least 80% of its assets in fixed income securities. The term “fixed income security” includes (i) obligations of an issuer to make payments of principal and/or interest (whether fixed or variable) on future dates and (ii) synthetic debt instruments created by the Manager by using derivatives (e.g., a futures contract, swap contract, currency forward, or option). SFIF is permitted to invest in fixed income securities of any kind (e.g., fixed income securities of any maturity, duration or credit quality). SFIF may invest in any sector of the fixed income market and is not required to maintain a minimum or maximum allocation of investments in any one sector. SFIF may invest all of its assets in below investment grade securities (commonly referred to as “junk bonds”). The sectors and types of fixed income securities in which SFIF may invest or hold include, but are not limited to:

•

investment grade bonds denominated in various currencies, including bonds issued by the U.S. and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments), corporations and municipalities (taxable and tax-exempt);

•	below investment grade bonds;

•

inflation indexed bonds issued by the U.S. government (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) and non-U.S. governments and their agencies or instrumentalities (whether or not guaranteed or insured by those governments) and inflation indexed bonds issued by corporations;

•	sovereign debt of emerging countries and other bonds issued in emerging countries (including below investment grade bonds); and

•	asset-backed securities.

SFIF has substantial holdings of GMO Debt Opportunities Fund (“Debt Opportunities Fund”) (a Fund that invests primarily in asset-backed securities) and GMO World Opportunity Overlay Fund (“Overlay Fund”) (a Fund that invests in asset-backed securities and uses derivatives to attempt to exploit misvaluations in world interest rates, currencies and credit markets).

SFIF also may invest in exchange-traded and over-the-counter (“OTC”) derivatives, including futures contracts, currency options, currency forwards, reverse repurchase agreements, swap contracts (including credit default swaps), interest rate options, swaps on interest rates and other types of derivatives. SFIF is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, SFIF will typically have gross investment exposures in excess of its net assets (i.e., SFIF will be leveraged) and therefore is subject to heightened risk of loss. SFIF’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying SFIF’s derivatives even though SFIF does not own those assets or indices.

SFIF may gain exposure to the investments described above by investing in shares of other GMO Funds, including Overlay Fund, GMO Emerging Country Debt Fund (“ECDF”) (to gain exposure to emerging country debt markets), GMO High Quality Short-Duration Bond Fund (to seek a return in excess of that of the J.P. Morgan U.S. 3 Month Cash Index by investing in a wide variety of high quality U.S. and non-U.S. debt investments) and Debt Opportunities Fund (to gain exposure to asset-backed securities). SFIF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

As a result primarily of its investment in Debt Opportunities Fund, Overlay Fund, and ECDF, SFIF has and is expected to continue to have material exposure to U.S. asset-backed and emerging country debt securities that are below investment grade.

The Manager does not seek to maintain a specified interest rate duration for SFIF, and SFIF’s interest rate duration will change depending on SFIF’s investments and the Manager’s assessment of different sectors of the bond market.

SFIF’s benchmark is the J.P. Morgan U.S. 3 Month Cash Index, which is an independently maintained and widely published index comprised of three month U.S. dollar Euro-deposits.

If deemed prudent by the Manager, SFIF may take temporary defensive positions.

A Fund that invests in SFIF is subject to all of the risks to which SFIF is exposed. The principal risks of an investment in SFIF include Market Risk — Fixed Income Investments, Market Risk — Asset-Backed Securities, Credit Risk, Counterparty Risk, Derivatives Risk, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Liquidity Risk, Leveraging Risk, Market Disruption and Geopolitical Risk, Focused Investment Risk, Fund of Funds Risk, and Large Shareholder Risk. SFIF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by SFIF may affect SFIF’s performance more than if SFIF were a diversified investment company. Shareholders of each Fund investing in SFIF are indirectly exposed to these risks.

GMO Taiwan Fund.    GMO Taiwan Fund (“Taiwan Fund”), a series of the Trust, is not offered by this Prospectus. Taiwan Fund is managed by GMO.

Taiwan Fund pays an investment management fee to the Manager at the annual rate of 0.81% of Taiwan Fund’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of the Taiwan Fund’s average daily net assets.

Taiwan Fund’s investment objective is total return in excess of that of its benchmark, the MSCI Taiwan Index.

Taiwan Fund typically makes equity investments directly and indirectly (e.g., through underlying funds or derivatives) in companies doing business in or otherwise tied economically to Taiwan. Taiwan Fund may invest in companies of any market capitalization. The term “equity investments” refers to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts. Under normal circumstances, Taiwan Fund invests directly and indirectly at least 80% of its assets in investments tied economically to Taiwan.

The Manager uses proprietary quantitative techniques and fundamental analysis to evaluate and select sectors and equity investments based on factors including, but not limited to, valuation and patterns of price movement or price volatility, the Manager’s assessment of a sector’s fundamentals as well as a company’s positioning relative to its competitors. The Manager also adjusts Taiwan Fund’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time.

Taiwan Fund may invest a significant portion of its assets in securities of issuers in industries with high positive correlations to one another (e.g., different industries within broad sectors, such as technology or financial services).

As a substitute for direct investments in equities, Taiwan Fund may use exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (“ETFs”). Taiwan Fund also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of Taiwan Fund’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include options, futures, warrants, swap contracts, and reverse repurchase agreements. Taiwan Fund’s non-U.S. currency exposure may differ from the currency exposure represented by its equity investments.

In addition, Taiwan Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. In addition, Taiwan Fund may lend its portfolio securities.

Taiwan Fund also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in Taiwan Fund is subject to all of the risks to which Taiwan Fund is exposed. The principal risks of an investment in Taiwan Fund include Market Risk — Equities, Non-U.S. Investment Risk, Currency Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, Large Shareholder Risk, Management and Operational Risk, Liquidity Risk, Smaller Company Risk, Counterparty Risk, Derivatives Risk, Leveraging Risk, and Fund of Funds Risk. Taiwan Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Taiwan Fund may affect Taiwan Fund’s performance more than if Taiwan Fund were a diversified investment company. Shareholders of each Fund investing in Taiwan Fund are indirectly exposed to these risks.

GMO Tax-Managed International Equities Fund.    GMO Tax-Managed International Equities Fund (“TMIEF”), a series of the Trust, is not offered by this Prospectus. TMIEF is managed by GMO.

TMIEF pays an investment management fee to the Manager at the annual rate of 0.50% of TMIEF’s average daily net assets. Class III shares pay shareholder service fees to the Manager at the annual rate of 0.15% of TMIEF’s average daily net assets.

TMIEF’s investment objective is high after-tax total return.

The Manager seeks to achieve TMIEF’s investment objective by investing TMIEF’s portfolio primarily in equity securities that the Manager believes will provide a higher return than the MSCI EAFE Index (after tax).

The Manager determines which securities TMIEF should buy or sell based on its evaluation of companies’ published financial information and corporate behavior, securities’ prices, equity and bond markets, and the overall economy.

In selecting securities for TMIEF, the Manager uses a combination of investment methods to identify securities that the Manager believes have positive return potential relative to other securities in TMIEF’s investment universe. Some of these methods evaluate individual securities or groups of securities based on the ratio of their price to historical financial information and forecasted financial information, such as book value, cash flow and earnings, and a comparison of these ratios to industry or market averages or to their own history. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to TMIEF’s investment universe or corporate behavior of an issuer. The Manager also uses multi-year return forecasts for asset classes and other groups of securities as an input to the investment process and may adjust TMIEF’s portfolio for factors such as position size, market capitalization, and exposure to factors such as industry, sector, country, or currency. The factors considered and investment methods used by the Manager can change over time. The Manager does not manage TMIEF to, or control TMIEF’s risk relative to, any securities index or securities benchmark.

The Manager considers the tax effects of a proposed trade in conjunction with the return forecast of the identified equity securities, and their potential contribution to the overall portfolio. The Manager also may consider TMIEF’s realized and unrealized gains and losses, and current market conditions, because these factors also influence the decision to buy or sell securities.

As a substitute for direct investments in equity securities, TMIEF may use exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (“ETFs”). TMIEF also may use derivatives and ETFs: (i) in an attempt to reduce investment exposures (which may result in a reduction below zero); (ii) in an attempt to adjust elements of TMIEF’s investment exposure; and (iii) as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, TMIEF may lend its portfolio securities.

TMIEF typically invests directly and indirectly (e.g., through underlying funds or derivatives) in equity securities of companies tied economically to countries other than the U.S., including both developed and emerging countries. Under normal circumstances, TMIEF invests directly and indirectly at least 80% of its assets in equity investments. The terms “equity securities” and “equity investments” refer to direct and indirect investments in common stocks and other stock-related securities, such as preferred stocks, convertible securities, depositary receipts, and exchange-traded equity real estate investment trusts (“REITs”) and income trusts.

TMIEF also may invest in GMO U.S. Treasury Fund and money market funds that are unaffiliated with GMO.

A Fund that invests in TMIEF is subject to all of the risks to which TMIEF is exposed. The principal risks of an investment in TMIEF include Market Risk — Equities, Management and Operational Risk, Non-U.S. Investment Risk, Currency Risk, Derivatives Risk, Liquidity Risk, Counterparty Risk, Smaller Company Risk, Leveraging Risk, Focused Investment Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. TMIEF is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by TMIEF may affect TMIEF’s performance more than if TMIEF were a diversified investment company. Shareholders of each Fund investing in TMIEF are indirectly exposed to these risks.

GMO U.S. Treasury Fund.    GMO U.S. Treasury Fund (“U.S. Treasury Fund”), a series of GMO Trust, is not offered by this Prospectus. U.S. Treasury Fund is managed by GMO.

U.S. Treasury Fund pays an investment management fee to the Manager at the annual rate of 0.08% of U.S. Treasury Fund’s average daily net assets. U.S. Treasury Fund does not pay a shareholder service fee to the Manager.

U.S. Treasury Fund’s investment objective is liquidity and safety of principal with current income as a secondary objective.

Under normal circumstances, U.S. Treasury Fund invests at least 80% of its assets in Direct U.S. Treasury Obligations and repurchase agreements collateralized by these Obligations. “Direct U.S. Treasury Obligations” include U.S. Treasury bills, bonds and notes and other securities issued by the U.S. Treasury, as well as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and other zero-coupon securities. The Manager normally seeks to maintain an interest rate duration of one year or less for U.S. Treasury Fund’s portfolio.

U.S. Treasury Fund also may enter into repurchase agreements, under which U.S. Treasury Fund purchases a security backed by the full faith and credit of the U.S. government from a seller who simultaneously commits to repurchase, on an agreed upon date in the future, the security from U.S. Treasury Fund at the original purchase price plus an agreed upon amount representing the original purchase price plus interest. The counterparties in repurchase agreements are typically broker-dealers and banks, and the safety of the arrangement depends on, among other things, U.S. Treasury Fund’s having an interest in the security that it can realize in the event of the insolvency of the counterparty.

In addition to Direct U.S. Treasury Obligations, U.S. Treasury Fund may invest in other fixed income securities that are backed by the full faith and credit of the U.S. government, such as fixed income securities issued by the Government National Mortgage Association (“GNMA”) and the Federal Deposit Insurance Corporation (“FDIC”) that are guaranteed by the U.S. government. U.S. Treasury Fund also may invest in money market funds that are unaffiliated with GMO.

Although the fixed income securities purchased by U.S. Treasury Fund normally will have a stated or remaining maturity of one year or less, Direct U.S. Treasury Obligations purchased pursuant to repurchase agreements may not, and, therefore, if the counterparty to the repurchase agreement defaults, U.S. Treasury Fund may end up owning a security with a stated or remaining maturity of more than one year.

U.S. Treasury Fund is not a money market fund and is not subject to the duration, quality, diversification and other requirements applicable to money market funds.

In selecting U.S. Treasury securities for U.S. Treasury Fund’s portfolio, the Manager focuses primarily on the relative attractiveness of different obligations (such as bonds, notes or bills), which can vary depending on the general level of interest rates as well as supply/demand imbalances and other market conditions. The factors considered and investment methods used by the Manager can change over time.

A Fund that invests in U.S. Treasury Fund is subject to all of the risks to which U.S. Treasury Fund is exposed. The principal risks of an investment in U.S. Treasury Fund include Market Risk — Fixed Income Investments, Credit Risk, Focused Investment Risk, Large Shareholder Risk, Management and Operational Risk, and Market Disruption and Geopolitical Risk. Shareholders of each Fund investing in U.S. Treasury Fund are indirectly exposed to these risks.

GMO World Opportunity Overlay Fund.    GMO World Opportunity Overlay Fund (“Overlay Fund”), a series of GMO Trust, is not offered by this Prospectus and its shares are available only to other GMO Funds and other accredited investors. Overlay Fund is managed by GMO.

Overlay Fund does not pay an investment management or shareholder service fee to the Manager. Overlay Fund offers a single class of shares.

Overlay Fund’s investment objective is total return greater than that of its benchmark, the J.P. Morgan U.S. 3 Month Cash Index.

The Manager seeks to achieve Overlay Fund’s investment objective by attempting to identify and estimate relative misvaluation of global interest rate, credit, and currency markets. Based on those estimates, the Manager establishes Overlay Fund’s positions across those markets. Those positions may include direct investments and derivatives. Overlay Fund’s direct investments in fixed income securities include U.S. and non-U.S. asset-backed securities and other fixed income securities (including Treasury Separately Traded Registered Interest and Principal Securities (“STRIPS”), Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”), Treasury Securities and global bonds). The factors considered and investment methods used by the Manager can change over time.

Derivatives used by Overlay Fund are primarily interest rate swaps and futures contracts, currency forwards and options, and credit default swaps on single-issuers or indices. As a result of its derivative positions, Overlay Fund typically will have higher volatility than its benchmark. Overlay Fund is not limited in its use of derivatives or in the absolute face value of its derivative positions. As a result of its derivative positions, Overlay Fund will typically have gross investment exposures in excess of its net assets (i.e., Overlay Fund will be leveraged) and therefore is subject to heightened risk of loss. Overlay Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Overlay Fund has a substantial investment in asset-backed securities. Overlay Fund also may invest in government securities, corporate debt securities, money market instruments and commercial paper, and enter into credit default swaps, reverse repurchase agreements, and repurchase agreements. Overlay Fund’s fixed income securities may include all types of interest rate, payment and reset terms, including fixed rate, zero coupon, contingent, deferred, payment-in-kind, and auction rate features.

Because of the deterioration in credit markets that became acute in 2008, Overlay Fund has and is expected to continue to have material exposure to below investment grade securities (commonly referred to as “junk bonds”).

If deemed prudent by the Manager, Overlay Fund may take temporary defensive positions.

A Fund that invests in Overlay Fund is subject to all of the risks to which Overlay Fund is exposed. The principal risks of an investment in Overlay Fund include Market Risk — Fixed Income Investments, Currency Risk, Credit Risk, Market Risk — Asset-Backed Securities, Liquidity Risk, Derivatives Risk, Leveraging Risk, Counterparty Risk, Focused Investment Risk, Options Risk, Non-U.S. Investment Risk, Management and Operational Risk, Market Disruption and Geopolitical Risk, and Large Shareholder Risk. Overlay Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Overlay Fund may affect Overlay Fund’s performance more than if Overlay Fund were a diversified investment company. Shareholders of each Fund investing in Overlay Fund are indirectly exposed to these risks.

FUND CODES

The following chart identifies the ticker, news-media symbol, and CUSIP number for each share class of each Fund currently being offered (if any).

Fund Name (and page # in Prospectus)	Share Class	Ticker	Symbol	CUSIP
Multi-Asset Class Series Funds
Benchmark-Free Allocation Series Fund (p. 1)	Class R4	N/A	—	380131 41 7
	Class R5	N/A	—	380131 39 1
	Class R6	GBMRX	N/A	380131 38 3
Global Asset Allocation Series Fund (p. 6)	Class R4	N/A	—	380131 44 1
	Class R5	N/A	—	380131 43 3
	Class R6	GATRX	N/A	380131 42 5

Equity Series Funds
Global Equity Allocation Series Fund (p. 11)	Class R4	N/A	—	380131 47 4
	Class R5	N/A	—	380131 46 6
	Class R6	GGASX	N/A	380131 45 8
International Equity Allocation Series Fund (p. 16)	Class R4	N/A	—	380131 51 6
	Class R5	GEAUX	N/A	380131 49 0
	Class R6	GEARX	N/A	380131 48 2
International Developed Equity Allocation Series Fund (p. 21)	Class R4	N/A	—	380131 37 5
	Class R5	N/A	—	380131 36 7
	Class R6	N/A	—	380131 35 9
Foreign Series Fund (p. 26)	Class R4	N/A	—	380131 71 4
	Class R5	N/A	—	380131 69 8
	Class R6	N/A	—	380131 68 0
U.S. Core Equity Series Fund (p. 31)	Class R4	N/A	—	380131 10 2
	Class R5	N/A	—	380131 20 1
	Class R6	N/A	—	380131 30 0
Emerging Countries Series Fund (p. 35)	Class R4	N/A	—	380131 67 2
	Class R5	N/A	—	380131 66 4
	Class R6	N/A	—	380131 65 6
Quality Series Fund (p. 39)	Class R4	N/A	—	380131 40 9
	Class R5	N/A	—	380131 50 8
	Class R6	N/A	—	380131 60 7

Fixed Income Series Funds
International Bond Series Fund (p. 43)	Class R4	N/A	—	380131 61 5
	Class R5	N/A	—	380131 59 9
	Class R6	N/A	—	380131 58 1
Core Plus Bond Series Fund (p. 48)	Class R4	N/A	—	380131 64 9
	Class R5	N/A	—	380131 63 1
	Class R6	N/A	—	380131 62 3
Emerging Country Debt Series Fund (p. 53)	Class R4	N/A	—	380131 57 3
	Class R5	N/A	—	380131 56 5
	Class R6	N/A	—	380131 55 7

GMO SERIES TRUST

ADDITIONAL INFORMATION

Each Fund’s annual and semiannual reports to shareholders contain or (when available) will contain additional information about the Fund’s investments. Each Fund’s annual report contains or (when available) will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Funds’ annual and semiannual reports are or (when available) will be, and the Funds’ SAI is, available free of charge by sending an e-mail request to DCFundProspectus@gmo.com, by calling toll-free at 1-877-466-7778, or by visiting the Trust’s website at http://dc.gmo.com. The SAI contains more detailed information about each Fund and is incorporated by reference into this Prospectus, which means that it is legally considered to be part of this Prospectus.

You can review and copy the Prospectus, SAI, and reports (when available) at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

Shareholders who wish to communicate with the Trustees must do so by mailing a written communication, addressed as follows: To the Attention of the Board of Trustees, c/o GMO Series Trust Chief Compliance Officer, 40 Rowes Wharf, Boston, Massachusetts 02110. The shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held beneficially or of record by the shareholder.

SHAREHOLDER INQUIRIES

Plan administrators and financial

intermediaries may request additional

information from and direct inquiries to:

phone: 1-877-466-7778

email: dcfundprospectus@gmo.com

website: http://dc.gmo.com

Plan participants and other investors who invest in the Funds through a financial intermediary should contact their plan administrator or other financial intermediary for information

DISTRIBUTOR

Funds Distributor, LLC

3 Canal Plaza

Suite 100

Portland, Maine 04101

Investment Company Act File No. 811-22564